                                                                    EXHIBIT 4.19

                                                                            FORM

                              [Subordinated Notes]

                                   ONEOK, INC.

                                       AND

                              ____________________,

                      As Collateral Agent, Custodial Agent
                           And Securities Intermediary

                                       AND

                                 SUNTRUST BANK,

                           As Purchase Contract Agent

                                   ----------

                                PLEDGE AGREEMENT

                                   ----------

                         DATED AS OF ________ ___, ____

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                                TABLE OF CONTENTS

                                                                            PAGE

ARTICLE I    Definitions...................................................... 2

     SECTION 1.01.      Definitions........................................... 2

ARTICLE II   The Pledge....................................................... 6

     SECTION 2.01.      The Pledge............................................ 6

     SECTION 2.02.      Control............................................... 7

     SECTION 2.03.      Termination........................................... 8

ARTICLE III  Distributions on Pledged Collateral.............................. 9

     SECTION 3.01.      Income and Distributions.............................. 9

     SECTION 3.02.      Principal Payments Following Termination Event........ 9

     SECTION 3.03.      Principal Payments Prior to or on Purchase Contract
                        Settlement Date....................................... 9

     SECTION 3.04.      Payments to Purchase Contract Agent...................10

     SECTION 3.05.      Assets Not Properly Released..........................10

ARTICLE IV   Initial Deposit; Creation of Treasury Units and Recreation of
             Corporate Units..................................................10

     SECTION 4.01.      Initial Deposit of Subordinated Notes.................10

     SECTION 4.02.      Creation of Treasury Units............................11

     SECTION 4.03.      Recreation of Corporate Units.........................12

     SECTION 4.04.      Termination Event.....................................13

     SECTION 4.05.      Cash Settlement.......................................14

     SECTION 4.06.      Early Settlement and Cash Merger Early Settlement.....15

     SECTION 4.07.      Application of Proceeds in Settlement of Purchase
                        Contracts.............................................16

ARTICLE V    Voting Rights Pledged Subordinated Notes.........................18

     SECTION 5.01.      Voting Rights.........................................18

ARTICLE VI   Rights and Remedies..............................................19

     SECTION 6.01.      Rights and Remedies of the Collateral Agent...........19

     SECTION 6.02.      Special Event Redemption..............................20

     SECTION 6.03.      Successful Initial Remarketing........................20

     SECTION 6.04.      Substitutions.........................................21

ARTICLE VII  Representations and Warranties; Covenants........................21

     SECTION 7.01.      Representations and Warranties........................21

                                TABLE OF CONTENTS
                                   (continued)
                                                                            Page

     SECTION 7.02.      Covenants.............................................22

ARTICLE VIII The Collateral Agent, the Custodial Agent and the Securities
             Intermediary.....................................................22

     SECTION 8.01.      Appointment, Powers and Immunities....................22

     SECTION 8.02.      Instructions of the Company...........................23

     SECTION 8.03.      Reliance by Collateral Agent and Securities
                        Intermediary..........................................24

     SECTION 8.04.      Certain Rights........................................24

     SECTION 8.05.      Merger, Conversion, Consolidation or Succession to
                        Business..............................................24

     SECTION 8.06.      Rights in Other Capacities............................25

     SECTION 8.07.      Non-reliance on Collateral Agent, the Custodial Agent
                        and Securities Intermediary...........................25

     SECTION 8.08.      Compensation and Indemnity............................25

     SECTION 8.09.      Failure to Act........................................26

     SECTION 8.10.      Resignation of Collateral Agent, the Custodial Agent
                        and Securities Intermediary...........................27

     SECTION 8.11.      Right to Appoint Agent or Advisor.....................28

     SECTION 8.12.      Survival..............................................28

     SECTION 8.13.      Exculpation...........................................28

ARTICLE IX   Amendment........................................................29

     SECTION 9.01.      Amendment Without Consent of Holders..................29

     SECTION 9.02.      Amendment with Consent of Holders.....................29

     SECTION 9.03.      Execution of Amendments...............................30

     SECTION 9.04.      Effect of Amendments..................................30

     SECTION 9.05.      Reference of Amendments...............................30

ARTICLE X    Miscellaneous....................................................31

     SECTION 10.01.     No Waiver.............................................31

     SECTION 10.02.     Governing Law; Submission to Jurisdiction.............31

     SECTION 10.03.     Notices...............................................31

     SECTION 10.04.     Successors and Assigns................................32

     SECTION 10.05.     Counterparts..........................................32

     SECTION 10.06.     Severability..........................................32

                                       ii

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                                TABLE OF CONTENTS
                                   (continued)
                                                                            Page

     SECTION 10.07.     EXPENSES, ETC.........................................32

     SECTION 10.08.     Security Interest Absolute............................33

     SECTION 10.09.     Notice of Special Event, Special Event Redemption and
                        Termination Event.....................................33

EXHIBITS

Exhibit A - Instruction from Purchase Contract Agent to Collateral Agent (Creation of Treasury Units)
Exhibit B - Instruction from Collateral Agent to Securities Intermediary (Creation of Treasury Units)
Exhibit C - Instruction from Purchase Contract Agent to Collateral Agent (Recreation of Corporate Units)
Exhibit D - Instruction from Collateral Agent to Securities Intermediary (Recreation of Corporate Units)
Exhibit E - Notice of Cash Settlement from Collateral Agent to Purchase Contract Agent
Exhibit F - Instruction to Custodial Agent Regarding Remarketing
Exhibit G - Instruction to Custodial Agent Regarding Withdrawal From Remarketing

                                PLEDGE AGREEMENT

          PLEDGE AGREEMENT, dated as of ________ ___, ____, among ONEOK, Inc., a Delaware corporation (the "Company"), ______________, not individually, but solely as collateral agent (in such capacity, together with its successors in such capacity, the "Collateral Agent"), as custodial agent (in such capacity, together with its successors in such capacity, the "Custodial Agent"), and as securities intermediary (as defined in Sections 8-102(a)(14) of the UCC) with respect to the Collateral Account (in such capacity, together with its successors in such capacity, the "Securities Intermediary"), and SunTrust Bank, not individually, but solely as purchase contract agent, attorney-in-fact and trustee for the Holders (as defined in the Purchase Contract Agreement) from time to time of the Units (as hereinafter defined) (in any one or more of such capacities, together with its successors in such capacity, the "Purchase Contract Agent") under the Purchase Contract Agreement (as hereinafter defined).

                                    RECITALS

          WHEREAS, the Company and the Purchase Contract Agent are parties to the Purchase Contract Agreement dated as of the date hereof (as modified and supplemented and in effect from time to time, the "Purchase Contract Agreement"), pursuant to which there may be issued up to ___________ Corporate Units (as hereinafter defined) (or ___________ if the underwriters exercise their over-allotment option in full) will be issued.

          WHEREAS, the Units will initially consist of (A) ___________ (or __________ if the underwriters exercise their over-allotment option in full) units (referred to as "Corporate Units") with a stated amount per Corporate Unit of $_____ (the "Stated Amount"). Each Corporate Unit will consist of (a) a stock purchase contract (a "Purchase Contract") for the purchase of shares of the Company's common stock, $0.01 par value per share ("Common Stock"), and (b) initially, a Subordinated note due ________ ___, ____ (a "Subordinated Note", which will be issued pursuant to an Indenture, dated as of ________ ___, ____, between the Company and SunTrust Bank, as trustee (the "Indenture Trustee") (said Indenture, together with any amendments or supplements thereto being hereinafter referred to as the "Indenture") and a supplemental indenture establishing the terms of the Subordinated Notes to be dated on or about ________ ___, ____, in each case, with the material terms described in the Prospectus (as hereinafter defined)). Holders of Corporate Units shall be entitled to substitute Treasury Securities for the Subordinated Notes that comprise the Corporate Units (as so substituted, the "Treasury Units"). Each Treasury Unit will consist of (a) a Purchase Contract and (b) zero-coupon U.S. Treasury securities (CUSIP No. _________), each in a principal amount equal to $_________, payable on ________ ___, ____ (each such Treasury security being hereinafter referred to as a "Treasury Security").

          WHEREAS, pursuant to the terms of the Purchase Contract Agreement and the Purchase Contracts, the Holders, from time to time, of the Units have irrevocably authorized the Purchase Contract Agent, as attorney-in-fact of such Holders, among other things, to execute and deliver this Agreement on behalf of such Holders and to grant the pledge provided hereby of the Subordinated Notes, any Applicable Ownership Interest in the Treasury Portfolio (as specified in clause (i) of the definition of such term) and any Treasury Securities to secure each Holder's obligations under the related Purchase Contract, as provided herein and subject to the terms hereof. Upon such pledge, the Subordinated Notes will be beneficially owned by the Holders but will be owned of record by the Purchase Contract Agent, on its own behalf and as attorney-in-fact and trustee for the Holders from time to time of the Units, subject to the Pledge hereunder.

          NOW, THEREFORE, the Company, the Collateral Agent, the Custodial Agent, the Securities Intermediary and the Purchase Contract Agent agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

          SECTION 1.01   Definitions.

          For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

          (a) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section, Exhibit or other subdivision;

          (b) the following terms which are defined in the UCC shall have the meanings set forth therein: "certificated security," "control," "financial asset," "entitlement order," "securities account" and "security entitlement";

          (c) capitalized terms used herein and not defined herein have the meanings assigned to them in the Purchase Contract Agreement; and

          (d)  the following terms have the meanings given to them in this
Section 1.01(d):

               "Agreement" means this Pledge Agreement, as the same may from time to time be amended, modified or supplemented.

               "Bankruptcy Code" means title 11 of the United States Code, or any other law of the United States that from time to time provides a uniform system of bankruptcy laws.

               "Business Day" means any day other than a Saturday, Sunday or any other day on which banking institutions in the City of New York (in the State of New York) are permitted or required by applicable law to close.

               "Cash" means any coin or currency of the United States as at the time shall be legal tender for payment of public and private debts.

               "Collateral" has the meaning specified in Section 2.01 hereof.

               "Collateral Account" means the securities account of ___________, as Collateral Agent, maintained by the Securities Intermediary and designated "____________ as Collateral Agent of ONEOK, Inc., as pledgee of SunTrust Bank, as the Purchase Contract Agent, attorney-in-fact and trustee for the Holders."

               "Collateral Agent" has the meaning specified in the paragraph preceding the Recitals of this Agreement.

               "Common Stock" has the meaning specified in the Recitals.

               "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor shall have become such pursuant to the applicable provisions of the Purchase Contract Agreement, and thereafter "Company" shall mean such successor.

               "Corporate Unit" means the collective rights and obligations of a Holder of a Corporate Units Certificate in respect of a Subordinated Note or an appropriate Applicable Ownership Interests in the Treasury Portfolio, as the case may be, subject in each case to the Pledge thereof, and the related Purchase Contract; provided that the appropriate Applicable Ownership Interests (as specified in clause (ii) of the definition of such term) in the Treasury Portfolio shall not be subject to the Pledge.

               "Corporate Units Certificate" means a certificate evidencing the rights and obligations of a Holder in respect of the number of Corporate Units specified on such certificate.

               "Custodial Agent" has the meaning specified in the paragraph preceding the Recitals of this Agreement.

               "Indenture" has the meaning specified in the Recitals.

               "Indenture Trustee" has the meaning specified in the Recitals.

               "Obligations" means, with respect to each Holder, all obligations and liabilities of such Holder under such Holder's Purchase Contract, the Purchase Contract Agreement and this Agreement or any other document made, delivered or given in connection herewith or therewith, in each case whether on account of principal, interest (including, without limitation, interest accruing before and after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to such Holder, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Company or the Collateral Agent or the Securities Intermediary that are required to be paid by the Holder pursuant to the terms of any of the foregoing agreements).

               "Permitted Investments" means any one of the following, in each case maturing on the Business Day following the date of acquisition:

               (i) any evidence of indebtedness with an original maturity of 365 days or less issued, or directly and fully guaranteed or insured, by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in support of the timely payment thereof or such indebtedness constitutes a general obligation of it);

               (ii) deposits, certificates of deposit or acceptances with an original maturity of 365 days or less of any institution which is a member of the Federal Reserve System having combined capital and surplus and undivided profits of not less than $200 million at the time of deposit as of the date of its latest filed report of condition or its audited financial statements;

               (iii) investments with an original maturity of 365 days or less of any Person that is fully and unconditionally guaranteed by a bank referred to in clause (ii);

               (iv) repurchase agreements and reverse repurchase agreements relating to marketable direct obligations issued or unconditionally guaranteed by the United States of America or issued by any agency thereof and backed as to timely payment by the full faith and credit of the United States of America;

               (v) investments in commercial paper, other than commercial paper issued by the Company or its affiliates, of any corporation incorporated under the laws of the United States or any State thereof, which commercial paper has a rating at the time of purchase at least equal to "A-1" by Standard & Poor's Ratings Services ("S&P") or at least equal to "P-1" by Moody's Investors Service, Inc. ("Moody's"); and

               (vi) investments in money market funds (including, but not limited to, money market funds managed by the Collateral Agent or an affiliate of the Collateral Agent) registered under the Investment Company Act of 1940, as amended, rated in the highest applicable rating category by S&P or Moody's.

               "Person" means any legal person, including, without limitation, any individual, corporation, estate, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or government or any agency or political subdivision thereof.

               "Pledge" means the lien and security interest created by this Agreement.

               "Pledged Applicable Ownership Interests" means the Applicable Ownership Interests (as specified in clause (i) of the definition thereof) of the Holders with respect to the Treasury Portfolio and security entitlements with respect thereto from time to time credited to the Collateral Account and not then released from the Pledge.

               "Pledged Subordinated Notes" means Subordinated Notes and security entitlements with respect thereto from time to time credited to the Collateral Account and not then released from the Pledge.

               "Pledged Securities" means the Pledged Subordinated Notes, the Pledged Applicable Ownership Interests and the Pledged Treasury Securities, collectively.

               "Pledged Treasury Securities" means Treasury Securities and security entitlements with respect thereto from time to time credited to the Collateral Account and not then released from the Pledge.

               "Proceeds" means all interest, dividends, cash, instruments, securities, financial assets (as defined in Section 8-102(a)(9) of the UCC) and other property from time to time received, receivable or otherwise distributed upon the sale, exchange, collection or disposition of any financial assets from time to time held in the Collateral Account.

               "Purchase Contract" has the meaning specified in the Recitals.

               "Purchase Contract Agent" has the meaning specified in the paragraph preceding the Recitals of this Agreement.

               "Purchase Contract Agreement" has the meaning specified in the Recitals.

               "Securities Intermediary" has the meaning specified in the paragraph preceding the Recitals of this Agreement.

               "Separate Subordinated Notes" means Subordinated Notes which are not components of Corporate Units.

               "Stated Amount" has the meaning specified in the Recitals.

               "TRADES" means the Treasury/Reserve Automated Debt Entry System maintained by the Federal Reserve Bank of New York pursuant to the TRADES Regulations.

               "TRADES Regulations" means the regulations of the United States Department of the Treasury, published at 31 C.F.R. Part 357, as amended from time to time. Unless otherwise defined herein, all terms defined in the TRADES Regulations are used herein as therein defined.

               "Transfer" means (i) in the case of certificated securities in registered form, delivery as provided in Section 8-301(a) of the UCC, indorsed to the transferee or in blank by an effective endorsement; (ii) in the case of Treasury Securities, registration of the transferee as the owner of such Treasury Securities on TRADES; and (iii) in the case of security entitlements, including, without limitation, security entitlements with respect to Treasury Securities, a securities intermediary indicating by book entry that such security entitlement has been credited to the transferee's securities account.

               "Treasury Securities" means zero-coupon U.S. treasury securities (CUSIP No. __________) which are the principal strips of the U.S. treasury securities that mature on ________ ___, ____.

               "Treasury Unit" means, following the substitution of Treasury Securities for Subordinated Notes as collateral to secure a Holder's Obligations, the collective rights and obligations of a Holder of a Treasury Units Certificate in respect of such Treasury Securities, subject to the Pledge thereof, and the related Purchase Contract.

               "Treasury Units Certificate" means a certificate evidencing the rights and obligations of a Holder in respect of the number of Treasury Units specified on such certificate.

               "UCC" means the Uniform Commercial Code as in effect in the State of New York from time to time.

               "Value" means, with respect to any item of Collateral on any date, as to (i) Cash, the face amount thereof, (ii) Treasury Securities or Subordinated Notes, the aggregate principal amount thereof at maturity and (iii) Applicable Ownership Interests (as specified in clause (i) of the definition of such term), the appropriate percentage of the aggregate principal amount at maturity of the Treasury Portfolio.

                                   ARTICLE II

                                   THE PLEDGE

          SECTION 2.01.  The Pledge.

          The Holders from time to time acting through the Purchase Contract Agent, as their attorney-in-fact, as their trustee and as the Purchase Contract Agent, acting solely as such attorney-in-fact, hereby pledge and grant to the Collateral Agent, as agent of and for the benefit of the Company, a continuing first priority security interest in and to, and a lien upon and right of set off against (i) all of such Person's right, title and interest in and to (a) the Collateral to secure the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Obligations from time to time; (b) the Applicable Ownership Interests (as specified in clause (i) of the definition of such term); (c) any Treasury Securities and security entitlements relating thereto delivered from time to time upon creation of Treasury Units in accordance with Section 4.02; (d) payments made by Holders pursuant to Section 4.05; (e) the Collateral Account and all securities, financial assets, Cash and other property credited thereto and all security entitlements related thereto; and (f) all Proceeds of the foregoing (whether such Proceeds arise before or after the commencement of any proceeding under any applicable bankruptcy, insolvency or other similar law, by or against the pledgor or with respect to the pledgor) (all of the foregoing, collectively, the "Collateral") and (ii) all powers and rights now owned or hereafter acquired under or with respect to the Collateral.

          Prior to or concurrently with the execution and delivery of this Agreement, the Purchase Contract Agent, on behalf of the initial Holders of the Units, shall cause the Subordinated Notes or the Applicable Ownership Interests (as specified in clause (i) of the definition of such term), as the case may be, comprising a part of the Corporate Units, and the Treasury Securities comprising a part of the Treasury Units, to be Transferred to the Collateral Agent for the benefit of the Company. Such Subordinated Notes or the Applicable Ownership Interests (as specified in clause (i) of the definition of such term), as the case may be, shall be Transferred by physically delivering such Subordinated Notes or the Applicable Ownership Interests (as specified in clause (i) of the definition of such term), as the case may be, to the Collateral Agent endorsed in blank. Treasury Securities and the Treasury Portfolio, as applicable, shall be Transferred to the Collateral Account maintained by the Collateral Agent at the Securities Intermediary by book-entry transfer to the Collateral Account in accordance with the TRADES Regulations and other applicable law and by the notation by the Securities Intermediary on its books that a security entitlement with respect to such Treasury Securities or Treasury Portfolio, has been credited to the Collateral Account. For purposes of perfecting the Pledge under applicable law, including, to the extent applicable, the TRADES Regulations or the UCC, as adopted and in effect in any applicable jurisdiction, the Collateral Agent shall be the agent of the Company as provided herein. Subject to the Pledge and the provisions of Section 2.02 hereof, the Holders from time to time shall have full beneficial ownership of the Collateral. The Collateral Agent shall have the right to have the Subordinated Notes or any other Units held in physical form.

          Except as may be required in order to release Subordinated Notes, the Applicable Ownership Interests (as specified in clause (i) of the definition of such term) or Treasury Securities in connection with a Holder's election to convert its investment from Corporate Units to Treasury Units, as the case may be, or except as otherwise required to release Pledged Securities as specified herein, neither the Collateral Agent nor the Securities Intermediary shall relinquish physical possession of any certificate evidencing Subordinated Notes, the Applicable Ownership Interests (as specified in clause (i) of the definition of such term), as the case may be, or Treasury Securities prior to the termination of this Agreement. If it becomes necessary for the Collateral Agent to relinquish physical possession of a certificate in order to release a portion of the Subordinated Notes or the Applicable Ownership Interests (as specified in clause (i) of the definition of such term), as the case may be, or the Treasury Securities evidenced thereby from the Pledge, the Collateral Agent shall use its best efforts to obtain physical possession of a replacement certificate evidencing any Subordinated Notes or the Applicable Ownership Interests (as specified in clause (i) of the definition of such term), as the case may be, or the Treasury Securities remaining subject to the Pledge hereunder registered to it or endorsed in blank within ten days of the date it relinquished possession. The Collateral Agent shall promptly notify the Company of its failure to obtain possession of any such replacement certificate as required hereby.

          SECTION 2.02.  Control.

          (a) In connection with the Pledge granted in Section 2.01, and subject to the other provisions of this Agreement, the Holders from time to time acting through the Purchase Contract Agent, as their attorney-in-fact, hereby authorize and direct the Securities Intermediary (without the necessity of obtaining the further consent of the Purchase Contract Agent or any of the Holders), and the Securities Intermediary agrees, to comply with and follow any instructions and entitlement orders (as defined in Section 8-102(a)(8) of the UCC) that the Collateral Agent on behalf of the Company may give in writing with respect to the Collateral Account, the Collateral credited thereto and any security entitlements with respect to any thereof. Such instructions and entitlement orders may, without limitation, direct the Securities Intermediary to transfer, redeem, sell, liquidate, assign, deliver or otherwise dispose of the Subordinated Notes, the Treasury Securities, the Treasury Portfolio, and any security entitlements with respect thereto and to pay and deliver any income, proceeds or other funds derived therefrom to the Company. The Purchase Contract Agent and the Holders from time to time, acting through the Purchase Contract Agent, each hereby further authorize and direct the Collateral Agent, as Agent of the Company, to itself issue instructions and entitlement orders, and to otherwise take action, with respect to the Collateral Account, the Collateral credited thereto and any security entitlements with respect thereto, pursuant to the terms and provisions hereof, all without the necessity of obtaining the further consent of the Purchase Contract Agent or any of the Holders. The Collateral Agent shall be the Agent of the Company and shall act as directed in writing by the Company. Without limiting the generality of the foregoing, the Collateral Agent shall issue entitlement orders to the Securities Intermediary when and as directed in writing by the Company.

          (b) The Securities Intermediary hereby confirms and agrees that: (i) all securities or other property underlying any financial assets credited to the Collateral Account shall be registered in the name of the Securities Intermediary, indorsed to the Securities Intermediary or in blank or credited to another Collateral Account maintained in the name of the Securities Intermediary and in no case will any financial asset credited to the Collateral Account be registered in the name of the Purchase Contract Agent, the Company or any Holder, payable to the order of, or specially indorsed to, the Purchase Contract Agent, the Collateral Agent, the Company or any Holder except to the extent the foregoing have been specially indorsed to the Securities Intermediary or in blank; (ii) all property delivered to the Securities Intermediary pursuant to this Pledge Agreement (including, without limitation, any Subordinated Notes, the Treasury Portfolio or Treasury Securities) will be promptly credited to the Collateral Account; (iii) the Collateral Account is an account to which financial assets are or may be credited, and the Securities Intermediary shall, subject to the terms of this Agreement, treat the Purchase Contract Agent as entitled to exercise the rights of any financial asset credited to the Collateral Account; (iv) the Securities Intermediary has not entered into, and until the termination of the this Agreement will not enter into, any agreement with any other Person relating to the Collateral Account and/or any financial assets credited thereto pursuant to which it has agreed to comply with entitlement orders (as defined in Section 8-102(a)(8) of the UCC) of such other Person; and (vi) the Securities Intermediary has not entered into, and until the termination of this Agreement will not enter into, any agreement with the Company, the Collateral Agent or the Purchase Contract Agent purporting to limit or condition the obligation of the Securities Intermediary to comply with entitlement orders as set forth in this Section 2.02 hereof.

          (c) The Securities Intermediary hereby agrees that each item of property (whether investment property, financial asset, security, instrument or cash) credited to the Collateral Account shall be treated as a "financial asset" within the meaning of Section 8-102(a)(9) of the UCC.

          (d) In the event of any conflict between this Agreement (or any portion thereof) and any other agreement now existing or hereafter entered into, the terms of this Agreement shall prevail.

          (e) The Purchase Contract Agent hereby irrevocably constitutes and appoints the Collateral Agent and the Company, and each of them severally, with full power of substitution, as the Purchase Contract Agent's attorney-in-fact to take on behalf of, and in the name, place and stead of the Purchase Contract Agent and the Holders, any action necessary or desirable to perfect and to keep perfected the security interest in the Collateral referred to in Section 2.01. The grant of such power-of-attorney shall not be deemed to require of the Collateral Agent any specific duties or obligations not otherwise assumed by the Collateral Agent hereunder.

          SECTION 2.03.  Termination.

          As to each Holder, this Agreement and the Pledge created hereby shall terminate upon the satisfaction of such Holder's Obligations. Upon such termination, the Collateral Agent shall instruct the Securities Intermediary to Transfer such Holder's portion of the Collateral to the Purchase Contract Agent for distribution to such Holder, free and clear of the Pledge created hereby.

                                   ARTICLE III

                       DISTRIBUTIONS ON PLEDGED COLLATERAL

          SECTION 3.01.  Income and Distributions.

          The Collateral Agent shall transfer all income and distributions received by the Collateral Agent on account of the Pledged Subordinated Notes, the Pledged Applicable Ownership Interests or Permitted Investments from time to time held in the Collateral Account (_________________, Re: ONEOK, Inc.) to the Purchase Contract Agent for distribution to the applicable Holders as provided in the Purchase Contracts or Purchase Contract Agreement.

          SECTION 3.02.  Principal Payments Following Termination Event.

          Following a Termination Event, the Collateral Agent shall transfer all principal payments it receives, if any, in respect of (a) the Pledged Subordinated Notes, (b) the Pledged Applicable Ownership Interests, and (c) the Pledged Treasury Securities, to the Purchase Contract Agent for the benefit of the applicable Holders for distribution to such Holders in accordance with their respective interests, free and clear of the Pledge created hereby.

          SECTION 3.03. Principal Payments Prior to or on Purchase Contract Settlement Date.

          (a) Subject to the provisions of Section 4.06, and except as provided in Section 3.03(b) below, if no Termination Event shall have occurred, all principal payments received by the Securities Intermediary in respect of (i) the Pledged Subordinated Notes, (ii) the Pledged Applicable Ownership Interests and
(iii) the Pledged Treasury Securities, shall be held and invested in Permitted Investments until the Purchase Contract Settlement Date, and transferred to the Company on the Purchase Contract Settlement Date as provided in Section 4.07 hereof. Any balance remaining in the Collateral Account shall be released from the Pledge and transferred to the Purchase Contract Agent for the benefit of the applicable Holders for distribution to such Holders in accordance with their respective interests, free and clear of the Pledge created thereby. The Company shall instruct the Collateral Agent in writing as to the type of Permitted Investments in which any payments made under this Section 3.03(a) shall be invested; provided, however, that if the Company fails to deliver such instructions by 10:30 a.m. (New York City time) on the day such payments are received by the Securities Intermediary, the Collateral Agent shall instruct the Securities Intermediary to invest such payments in the Permitted Investments described in clause (vi) of the definition of Permitted Investments. In no event shall the Collateral Agent be liable for the selection of Permitted Investments or for investment losses incurred thereon. The Collateral Agent shall have no liability in respect of losses incurred as a result of the failure of the Company to provide timely written investment direction.

          (b) All principal payments received by the Securities Intermediary in respect of (i) the Pledged Subordinated Notes, (ii) the Applicable Ownership Interests (as specified in clause (i) of the definition thereof) in the Treasury Portfolio and (iii) the Treasury Securities or security entitlements thereto, that, in each case, have been released from the Pledge pursuant hereto shall be transferred to the Purchase Contract Agent for the benefit of the applicable Holders for distribution to such Holders in accordance with their respective interests.

          SECTION 3.04.  Payments to Purchase Contract Agent.

          The Securities Intermediary shall use commercially reasonable efforts to deliver payments to the Purchase Contract Agent hereunder to the account designated by the Purchase Contract Agent for such purpose not later than 12:00 p.m. (New York City time) on the Business Day such payment is received by the Securities Intermediary; provided, however, that if such payment is received on a day that is not a Business Day or after 11:00 a.m. (New York City time) on a Business Day, then the Securities Intermediary shall use commercially reasonable efforts to deliver such payment to the Purchase Contract Agent no later than 10:30 a.m. (New York City time) on the next succeeding Business Day.

          SECTION 3.05.  Assets Not Properly Released.

          If the Purchase Contract Agent or any Holder shall receive any principal payments on account of financial assets credited to the Collateral Account and not released therefrom in accordance with this Agreement, the Purchase Contract Agent or such Holder shall hold the same as trustee of an express trust for the benefit of the Company and, upon receipt of an Officers' Certificate of the Company so directing, promptly deliver the same to the Securities Intermediary for credit to the Collateral Account or to the Company for application to the Obligations of the Holders, and the Purchase Contract Agent and Holders shall acquire no right, title or interest in any such payments of principal amounts so received. The Purchase Contract Agent shall have no liability under this Section 3.05 unless and until it has been notified in writing that such payment was delivered to it erroneously and shall have no liability for any action taken, suffered or omitted to be taken prior to its receipt of such notice.

                                   ARTICLE IV

          INITIAL DEPOSIT; CREATION OF TREASURY UNITS AND RECREATION OF
                                 CORPORATE UNITS

          SECTION 4.01.  Initial Deposit of Subordinated Notes

          (a) Prior to or concurrently with the execution and delivery of this Agreement, the Purchase Contract Agent, on behalf of the initial Holders of the Corporate Units, shall Transfer to the Securities Intermediary, for credit to the Collateral Account, the Subordinated Notes or security entitlements relating thereto, and, in the case of security entitlements, the Securities Intermediary shall indicate by book-entry that a securities entitlement to such Subordinated Notes has been credited to the Collateral Account.

          (b) The Collateral Agent may, at any time or from time to time, in its sole discretion, cause any or all securities or other property underlying any financial assets credited to the Collateral Account to be registered in the name of the Securities Intermediary, the Collateral Agent or their respective nominees; provided, however, that unless any Event of Default (as defined in the Indenture) shall have occurred and be continuing, the Collateral Agent agrees not to cause any Subordinated Notes to be so re-registered.

          SECTION 4.02.  Creation of Treasury Units

          (a) Unless the Treasury Portfolio has replaced the Subordinated Notes as a component of the Corporate Units, a Holder of Corporate Units shall have the right, at any time prior to 5:00 p.m. (New York City time) on the fifth Business Day immediately preceding the Purchase Contract Settlement Date, to create Treasury Units by substitution of Treasury Securities or security entitlements with respect thereto for the Pledged Subordinated Notes comprising a part of such Holder's Corporate Units, in integral multiples of ___ Corporate Units by:

               (i) Transferring to the Collateral Agent for credit to the Collateral Account Treasury Securities or security entitlements with respect thereto having a Value equal to the aggregate principal amount of the Pledged Subordinated Notes to be released, accompanied by a notice, substantially in the form of Exhibit C to the Purchase Contract Agreement, whereupon the Purchase Contract Agent shall deliver to the Collateral Agent a notice, substantially in the form of Exhibit A hereto, (A) stating that such Holder has notified the Purchase Contract Agent that such Holder has Transferred Treasury Securities or security entitlements with respect thereto to the Collateral Agent for credit to the Collateral Account, (B) stating the Value of the Treasury Securities or security entitlements with respect thereto Transferred by such Holder and (C) requesting that the Collateral Agent release from the Pledge the Pledged Subordinated Notes that are a component of such Corporate Units; and

               (ii) delivering the related Corporate Units to the Purchase Contract Agent.

          Upon receipt of such notice and confirmation that Treasury Securities or security entitlements with respect thereto have been credited to the Collateral Account as described in such notice, the Collateral Agent shall instruct the Securities Intermediary by a notice, substantially in the form of Exhibit B, to release such Pledged Subordinated Notes from the Pledge by Transfer to the Purchase Contract Agent for distribution to such Holder, free and clear of the Pledge created hereby. If the Treasury Portfolio has replaced the Subordinated Notes as a component of the Corporate Units and subject to the conditions of the Purchase Contract Agreement, a Holder of Corporate Units may, at any time on or prior to the second Business Day immediately preceding the Purchase Contract Settlement Date, substitute Treasury Securities for the Applicable Ownership Interests in the Treasury Portfolio with respect to such Corporate Units, but only in multiples of __________ Corporate Units. In such an event, the Holder shall transfer the required amount of Treasury Securities to the Securities Intermediary, for credit to the Collateral Account, and the Purchase Contract Agent shall request the Collateral Agent to instruct the Securities Intermediary to release the Pledge of and transfer to the Holder the appropriate Applicable Ownership Interests in the Treasury Portfolio in the manner set forth above.

          (b) Upon credit to the Collateral Account of Treasury Securities or security entitlements with respect thereto delivered by a Holder of Corporate Units and receipt of the related instruction from the Collateral Agent, the Securities Intermediary shall release such Pledged Subordinated Notes or Applicable Ownership Interest in the Treasury Portfolio, as the case may be, and shall promptly Transfer the same to the Purchase Contract Agent for distribution to such Holder, free and clear of the Pledge created hereby.

          SECTION 4.03.  Recreation of Corporate Units

          (a) Unless the Treasury Portfolio has replaced the Subordinated Notes as a component of the Corporate Units, at any time prior to 5:00 p.m. (New York City time) on the fifth Business Day immediately preceding the Purchase Contract Settlement Date, a Holder of Treasury Units shall have the right to recreate Corporate Units by substitution of Subordinated Notes or security entitlements with respect thereto for Pledged Treasury Securities in integral multiples of
___ Treasury Units by:

               (i) Transferring to the Securities Intermediary for credit to the Collateral Account Subordinated Notes or security entitlements with respect thereto having a principal amount equal to the Value of the Pledged Treasury Securities to be released, accompanied by a notice, substantially in the form of Exhibit C to the Purchase Contract Agreement, whereupon the Purchase Contract Agent shall deliver to the Collateral Agent a notice, substantially in the form of Exhibit C hereto, stating that such Holder has Transferred the Subordinated Notes or security entitlements with respect thereto to the Collateral Account for credit to the Collateral Account and requesting that the Collateral Agent release from the Pledge the Pledged Treasury Securities related to such Treasury Units; and

               (ii) delivering the related Treasury Units to the Purchase Contract Agent.

          Upon receipt of such notice and confirmation that Subordinated Notes or security entitlements with respect thereto have been credited to the Collateral Account as described in such notice, the Collateral Agent shall instruct the Securities Intermediary by a notice substantially in the form of Exhibit D hereto to release such Pledged Treasury Securities from the Pledge by Transfer to the Purchase Contract Agent for distribution to such Holder, free and clear of the Pledge created hereby.

          If the Treasury Portfolio has replaced the Subordinated Notes as a component of the Corporate Units, a Holder of Treasury Units may, at any time on or prior to the second Business Day immediately preceding the Purchase Contract Settlement Date, substitute the Applicable Ownership Interests in the Treasury Portfolio for the Pledged Treasury Securities with respect to such Treasury Units, but only in multiples of ________ Treasury Units. In such an event, the Holder shall Transfer the required Applicable Ownership Interests in the Treasury Portfolio to the Securities Intermediary, for credit to the Collateral Account, and the Purchase Contract Agent shall request the Collateral Agent to instruct the Securities Intermediary to release and Transfer to the Holder the Pledged Treasury Securities in the manner set forth above.

          (b) Upon credit to the Collateral Account of Subordinated Notes or security entitlements with respect thereto or Applicable Ownership Interests in the Treasury Portfolio delivered by a Holder of Treasury Units and receipt of the related instruction from the Collateral Agent, the Securities Intermediary shall release such Pledged Treasury Securities and shall promptly Transfer the same to the Purchase Contract Agent for distribution to such Holder, free and clear of the Pledge created hereby.

          SECTION 4.04.  Termination Event

          (a) Upon receipt by the Collateral Agent of written notice from the Company or the Purchase Contract Agent that a Termination Event has occurred, the Collateral Agent shall release all Collateral from the Pledge and shall promptly instruct the Securities Intermediary to Transfer:

               (i) any Pledged Subordinated Notes or security entitlements with respect thereto or Pledged Applicable Ownership Interests;

               (ii)    any Pledged Treasury Securities, and

               (iii) any payments by Holders (or the Permitted Investments of such payments) pursuant to Section 4.05 hereof, to the Purchase Contract Agent for the benefit of the Holders for distribution to such Holders, in accordance with their respective interests, free and clear of the Pledge created hereby; provided, however, if any Holder shall be entitled to receive less than $__________ with respect to its interest in the Applicable Ownership Interests (as specified in clause
          (i) of the definition of such term) in the Treasury Portfolio, the Purchase Contract Agent shall have the right (but not the obligation) to dispose of such interest for cash and deliver to such Holder cash in lieu of delivering the Applicable Ownership Interests (as specified in clause (i) of the definition of such term) in the Treasury Portfolio.

          (b) If such Termination Event shall result from the Company's becoming a debtor under the Bankruptcy Code, and if the Collateral Agent shall for any reason fail promptly to effectuate the release and Transfer of all Pledged Subordinated Notes, Pledged Applicable Ownership Interests, Pledged Treasury Securities and payments by Holders (or the Permitted Investments of such payments) pursuant to Section 4.05 and Proceeds of any of the foregoing, as the case may be, as provided by this Section 4.04, the Purchase Contract Agent shall:

               (i) use its best efforts to obtain an opinion of a nationally recognized law firm reasonably acceptable to the Collateral Agent to the effect that, notwithstanding the Company's being the debtor in such a bankruptcy case, the Collateral Agent will not be prohibited from releasing or Transferring the Collateral as provided in this
          Section 4.04, and shall deliver or cause to be delivered such opinion to the Collateral Agent within ten days after the occurrence of such Termination Event, and if (A) any Holder or the Purchase Contract Agent shall be unable to obtain such opinion within ten days after the occurrence of such Termination Event or (B) the Collateral Agent shall continue, after delivery of such opinion, to refuse to effectuate the release and Transfer of all Pledged Subordinated Notes, Pledged Applicable Ownership Interests, Pledged Treasury Securities and the payments by Holders (or the Permitted Investments of such payments) pursuant to Section 4.05 hereof and Proceeds of any of the foregoing, as the case may be, as provided in this Section 4.04, then any Holder may and the Purchase Contract Agent shall within fifteen days after the occurrence of such Termination Event commence an action or proceeding in the court having jurisdiction of the Company's case under the Bankruptcy Code seeking an order requiring the Collateral Agent to effectuate the release and transfer of all Pledged Subordinated Notes, Pledged Applicable Ownership Interests, Pledged Treasury Securities and the payments by Holders (or the Permitted Investments of such payments) pursuant to Section 4.05 hereof and Proceeds of any of the foregoing, or as the case may be, as provided by this Section 4.04; and

               (ii)    commence an action or proceeding like that described in
          Section 4.04(b)(i) hereof within ten days after the occurrence of such Termination Event.

          SECTION 4.05.  Cash Settlement

          (a) Upon receipt by the Collateral Agent of (i) a notice from the Purchase Contract Agent promptly after the receipt by the Purchase Contract Agent of a notice from a Holder of Corporate Units or Treasury Units that such Holder has elected, in accordance with the procedures specified in Section 5.02(b)(i) or (d)(i) of the Purchase Contract Agreement, respectively, to effect a Cash Settlement and (ii) payment by such Holder by deposit in the Collateral Account prior to 11:00 a.m. (New York City time) on the fourth Business Day immediately preceding the Purchase Contract Settlement Date of the Purchase Price in lawful money of the United States by certified or cashier's check or wire transfer of immediately available funds payable to or upon the order of the Securities Intermediary, then the Collateral Agent shall:

               (i) instruct the Securities Intermediary promptly to invest any such Cash in Permitted Investments;

               (ii) instruct the Securities Intermediary to release from the Pledge such Holder's related Pledged Subordinated Notes, Pledged Applicable Ownership Interests and Pledged Treasury Securities, as applicable, as to which such Holder has effected a Cash Settlement pursuant to this Section 4.05(a); and

               (iii) instruct the Securities Intermediary to Transfer all such Pledged Subordinated Notes, Pledged Applicable Ownership Interests and the Pledged Treasury Securities, as the case may be, to the Purchase Contract Agent for distribution to such Holder, in each case free and clear of the Pledge created hereby.

          The Company shall instruct the Collateral Agent in writing as to the type of Permitted Investments in which any such Cash shall be invested; provided, however, that if the Company fails to deliver such written instructions by 10:30 a.m. (New York City time) on the day such Cash is received by the Collateral Agent or to be reinvested by the Securities Intermediary, the Collateral Agent shall instruct the Securities Intermediary to invest such Cash in the Permitted Investments described in clause (vi) of the definition of Permitted Investments. In no event shall the Collateral Agent or Securities Intermediary be liable for the selection of Permitted Investments or for investment losses incurred thereon. The Collateral Agent and Securities Intermediary shall have no liability in respect of losses incurred as a result of the failure of the Company to provide timely written investment direction.

          Upon receipt of the proceeds upon the maturity of the Permitted Investments on the Purchase Contract Settlement Date, the Collateral Agent shall
(A) instruct the Securities Intermediary to pay the portion of such proceeds and deliver any certified or cashier's checks received, in an aggregate amount equal to the Purchase Price, to the Company on the Purchase Contract Settlement Date, and (B) release any amounts in excess of the Purchase Price earned from such Permitted Investments to the Purchase Contract Agent for distribution to such Holder.

          (b) If a Holder of Corporate Units (unless the Treasury Portfolio has replaced the Subordinated Notes as a component of such Corporate Units) (i) fails to notify the Purchase Contract Agent of its intention to make a Cash Settlement as provided in Section 5.02(b)(i) of the Purchase Contract Agreement or (ii) does notify the Purchase Contract Agent of its intention to pay the Purchase Price in cash, but fails to make such payment as required by Section 5.02(b)(ii) of the Purchase Contract Agreement, such Holder shall be deemed to have consented to the disposition of such Holder's Pledged Subordinated Notes in accordance with Section 5.02(b)(iii) of the Purchase Contract Agreement.

          (c) If a Holder of a Treasury Unit or a Holder of a Corporate Unit (if the Treasury Portfolio has replaced the Subordinated Notes as a component of such Corporate Unit) (i) fails to notify the Purchase Contract Agent of its intention to make a Cash Settlement as provided in Section 5.02(d)(i) of the Purchase Contract Agreement or (ii) does notify the Purchase Contract Agent as provided in Section 5.02(d)(ii) of the Purchase Contract Agreement of its intention to pay the Purchase Price in cash, but fails to make such payment as required by Section 5.02(d)(ii) of the Purchase Contract Agreement, such Holder shall be deemed to have elected to pay the Purchase Price in accordance with
Section 5.02(d)(iii) of the Purchase Contract Agreement.

          (d) As soon as practicable after 11:00 a.m. (New York City time) on the fourth Business Day immediately preceding the Purchase Contract Settlement Date, the Collateral Agent shall deliver to the Purchase Contract Agent a notice, substantially in the form of Exhibit E hereto, stating (i) the amount of Cash that it has received with respect to the Cash Settlement of Corporate Units, (ii) the amount of Cash that it has received with respect to the Cash Settlement of Treasury Units and (iii) the amount of Pledged Subordinated Notes to be remarketed in the Final Remarketing pursuant to Section 5.02(c)(i) of the Purchase Contract Agreement.

          (e) If there has been a Failed Final Remarketing, as soon as practicable after 11:00 a.m. (New York City time) on the Business Day immediately preceding the Purchase Contract Settlement Date, the Collateral Agent shall deliver to the Purchase Contract Agent a notice, stating (i) the amount of Cash that it has received with respect to the Cash Settlement of Corporate Units, (ii) the amount of Cash that it has received with respect to the Cash Settlement of Treasury Units and (iii) the amount of Pledged Subordinated Notes with respect to which an automatic deemed exercise of the Put Right has occurred pursuant to Section 5.02(c)(iii) of the Purchase Contract Agreement.

          SECTION 4.06.  Early Settlement and Cash Merger Early Settlement

          Upon receipt by the Collateral Agent of a notice from the Purchase Contract Agent that a Holder of Units has elected to effect either (i) Early Settlement of its obligations under the

Purchase Contracts forming a part of such Units in accordance with the terms of the Purchase Contracts and Section 5.07 of the Purchase Contract Agreement or
(ii) Cash Merger Early Settlement of its obligations under the Purchase Contracts forming a part of such Units in accordance with the terms of the Purchase Contracts and Section 5.04(b)(ii) of the Purchase Contract Agreement (which notice shall set forth the number of such Purchase Contracts as to which such Holder has elected to effect Early Settlement or Cash Merger Early Settlement), and that the Purchase Contract Agent has received from such Holder, and paid to the Company as confirmed in writing by the Company, the related Purchase Price pursuant to the terms of the Purchase Contracts and the Purchase Contract Agreement and that all conditions to such Early Settlement or Cash Merger Early Settlement, as the case may be, have been satisfied, then the Collateral Agent shall release from the Pledge, (i) Pledged Subordinated Notes or the Pledged Applicable Ownership Interests in the case of a Holder of Corporate Units or (ii) Pledged Treasury Securities, in the case of a Holder of Treasury Units, in each case with a Value equal to the product of (A) the Stated Amount times (B) the number of Purchase Contracts as to which such Holder has elected to effect Early Settlement or Cash Merger Early Settlement, and shall instruct the Securities Intermediary to Transfer all such Pledged Applicable Ownership Interests or Pledged Subordinated Notes or Pledged Treasury Securities, as the case may be, to the Purchase Contract Agent for distribution to such Holder, in each case free and clear of the Pledge created hereby. A holder of Treasury Units may settle early only in integral multiples of ____ Treasury Units, and a Holder of Corporate Units, if the Treasury Portfolio has replaced the Subordinated Notes as a component of such Corporate Units, may settle early only in integral multiples of ________ Corporate Units.

          SECTION 4.07. Application of Proceeds in Settlement of Purchase Contracts

          (a) If a Holder of Corporate Units (unless the Treasury Portfolio has replaced the Subordinated Notes as a component of such Corporate Units) has not elected to make an effective Cash Settlement by notifying the Purchase Contract Agent in the manner provided for in Section 5.02(b)(i) of the Purchase Contract Agreement or does notify the Purchase Contract Agent as provided in paragraph 5.02(b)(i) of the Purchase Contract Agreement of its intention to pay the Purchase Price in cash, but fails to make such payment as required by paragraph 5.02(b)(ii) of the Purchase Contract Agreement, such Holder shall be deemed to have elected to pay for the shares of Common Stock to be issued under such Purchase Contracts from the Proceeds of the Final Remarketing of the related Pledged Subordinated Notes. In the event of a Successful Final Remarketing, the Collateral Agent shall instruct the Securities Intermediary to Transfer the related Pledged Subordinated Notes to the Remarketing Agent, upon confirmation of deposit by the Remarketing Agent of the Proceeds of such Final Remarketing (less, to the extent permitted by the Remarketing Agreement, the Remarketing
Fee) in the Collateral Account. The Collateral Agent shall instruct the Securities Intermediary to invest the Proceeds of the Final Remarketing in Permitted Investments set forth in clause (vi) of the definition of Permitted Investments. On the Purchase Contract Settlement Date, the Collateral Agent shall, in consultation with the Purchase Contract Agent, instruct the Securities Intermediary to remit a portion of the Proceeds from such Final Remarketing equal to the aggregate principal amount of such Pledged Subordinated Notes to satisfy in full such Holder's obligations to pay the Purchase Price to purchase the shares of Common Stock under the related Purchase Contracts and to remit the balance of the Proceeds from the Final Remarketing, if any, to the Purchase Contract Agent for distribution to such Holder.

          Upon a Failed Final Remarketing, each Holder of Corporate Units (unless the Treasury Portfolio has replaced the Subordinated Notes represented by such Corporate Units) that has not elected to make an effective Cash Settlement by notifying the Purchase Contract Agent in the manner provided for in Section 5.02(e)(i) of the Purchase Contract Agreement or does notify the Purchase Contract Agent as provided in paragraph 5.02(e)(i) of the Purchase Contract Agreement of its intention to pay the Purchase Price in cash, but fails to make such payment as required by paragraph 5.02(e)(ii) of the Purchase Contract Agreement, shall be deemed to have exercised such Holder's Put Right with respect to the Subordinated Notes that are a component of Corporate Units. Upon exercise of the Put Right with respect to such Subordinated Notes, the Company shall on the Purchase Contract Settlement Date cause the aggregate Put Price with respect to such Subordinated Notes to be deposited in the Collateral Account and the Collateral Agent shall cause the Securities Intermediary to remit the Purchase Price for the shares of Common Stock to be issued under the related Purchase Contract from a portion of the Proceeds of the Put Right to the Company in full satisfaction of the Holder's obligations under the related Purchase Contract; provided that if the Company shall fail to pay the Put Price when due, the Company shall be deemed to have netted the Holders' obligations to pay the aggregate Purchase Price under such Purchase Contracts against the Company's obligation to pay the Put Price in full satisfaction of the Holders' obligations under the Purchase Contracts. Following such payment or netting of the Put Price, the Holders' obligations to pay the Purchase Price under the Purchase Contracts will be deemed to be satisfied in full, and the Collateral Agent shall cause the Securities Intermediary to release the Pledged Subordinated Notes from the Collateral Account and shall promptly deliver the Pledged Subordinated Notes to the Company. Thereafter, the Collateral Agent shall promptly remit the remaining portion, if any, of the Put Price in excess of the aggregate Purchase Price under such Purchase Contracts to the Purchase Contract Agent for payment to the Holder of the Corporate Units to which such Subordinated Notes relate.

          (b) If a Holder of a Treasury Unit or a Holder of a Corporate Unit (if the Treasury Portfolio has replaced the Subordinated Notes as a component of such Corporate Unit) has not elected to make an effective Cash Settlement by notifying the Purchase Contract Agent in the manner provided for in Section 5.02(d)(i) of the Purchase Contract Agreement, or has given such notice but failed to make such payment in the manner required by Section 5.02(d)(ii) of the Purchase Contract Agreement, such Holder shall be deemed to have elected to pay for the shares of Common Stock to be issued under such Purchase Contracts from the Proceeds of the related Pledged Treasury Securities or Pledged Applicable Ownership Interests, as the case may be. Promptly, after 11:00 a.m. (New York City time) on the Business Day immediately prior to the Purchase Contract Settlement Date, the Collateral Agent shall invest the Cash Proceeds of the maturing Pledged Treasury Securities or Pledged Applicable Ownership Interests, as the case may be, in Permitted Investments set forth in clause (vi) of the definition of Permitted Investments, unless prior to 10:30 a.m. (New York City time) on such date, the Company shall otherwise instruct the Collateral Agent in writing as to the type of Permitted Investments in which any such Cash Proceeds shall be invested. In no event shall the Collateral Agent be liable for the selection of Permitted Investments or for investment losses incurred thereon. The Collateral Agent shall have no liability in respect of losses incurred as a result of the failure of the Company to provide timely written investment direction. Without receiving any instruction from any Holder, the Collateral Agent shall instruct the Securities Intermediary to remit the Proceeds of the related Pledged Treasury Securities or Pledged Applicable Ownership Interests, as the case may be, to the settlement of such Purchase Contracts on the Purchase Contract Settlement Date.

          In the event the sum of the Proceeds from the related Pledged Treasury Securities or Pledged Applicable Ownership Interests, as the case may be, and the investment earnings from the investment in Permitted Investments exceeds the aggregate Purchase Price of the Purchase Contracts being settled thereby, the Collateral Agent shall instruct the Securities Intermediary to transfer such excess, when received, to the Purchase Contract Agent for distribution to Holders.

          (c) Prior to 5:00 p.m. (New York City time) on the fifth Business Day immediately preceding the applicable Remarketing Date, but no earlier than the Payment Date immediately preceding such date, Holders of Separate Subordinated Notes may elect to have their Separate Subordinated Notes remarketed under the Remarketing Agreement, by delivering their Separate Subordinated Notes along with a notice of such election, substantially in the form of Exhibit F hereto, to the Custodial Agent. After such time, such election shall become an irrevocable election to have such Separate Subordinated Notes remarketed in such Remarketing and, if such Remarketing fails, in any subsequent Remarketing. The Custodial Agent shall hold Separate Subordinated Notes in an account separate from the Collateral Account in which the Pledged Securities shall be held. Holders of Separate Subordinated Notes electing to have their Separate Subordinated Notes remarketed will also have the right to withdraw that election by written notice to the Custodial Agent, substantially in the form of Exhibit G hereto, prior to 5:00 p.m. (New York City time) on the fifth Business Day immediately preceding the applicable Remarketing Date, upon which notice the Custodial Agent shall return such Separate Subordinated Notes to such Holder.

          By 11:00 a.m. (New York City time) on the Business Day immediately preceding the applicable Remarketing Date, the Custodial Agent shall notify the Remarketing Agent of the aggregate principal amount of the Separate Subordinated Notes to be remarketed and deliver to the Remarketing Agent for remarketing all Separate Subordinated Notes delivered to the Custodial Agent pursuant to this
Section 4.07(c) and not validly withdrawn prior to such date. In the event of a Successful Remarketing, after deducting the Remarketing Fee (to the extent permitted under the terms of the Remarketing Agreement), the Remarketing Agent will remit to the Custodial Agent the remaining portion of the Proceeds of such Remarketing for payment to the Holders of the remarketed Separate Subordinated Notes, in accordance with their respective interests. In the event of a Failed Remarketing, the Remarketing Agent will promptly return such Separate Subordinated Notes to the Custodial Agent, and, in the event of a Failed Final Remarketing, the Custodial Agent shall deliver such Separate Subordinated Notes to the appropriate Holders.

                                    ARTICLE V

                    VOTING RIGHTS PLEDGED SUBORDINATED NOTES

          SECTION 5.01.  Voting Rights

          Subject to the terms of Section 4.02 of the Purchase Contract Agreement, the Purchase Contract Agent may exercise, or refrain from exercising, any and all voting and other consensual rights pertaining to the Pledged Subordinated Notes or any part thereof for any purpose not inconsistent with the terms of this Agreement and in accordance with the terms of the Purchase Contract Agreement; provided, that the Purchase Contract Agent shall not exercise or, as the case may be, shall not refrain from exercising such right if, in the judgment of the Purchase Contract Agent, such action would impair or otherwise have a material adverse effect on the value of all or any of the Pledged Subordinated Notes; and provided, further, that the Purchase Contract Agent shall give the Company and the Collateral Agent at least five Business Days' prior written notice of the manner in which it intends to exercise, or its reasons for refraining from exercising, any such right. Upon receipt of any notices and other communications in respect of any Pledged Subordinated Notes, including notice of any meeting at which holders of the Subordinated Notes are entitled to vote or solicitation of consents, waivers or proxies of holders of the Subordinated Notes, the Collateral Agent shall use reasonable efforts to send promptly to the Purchase Contract Agent such notice or communication, and as soon as reasonably practicable after receipt of a written request therefor from the Purchase Contract Agent, execute and deliver to the Purchase Contract Agent such proxies and other instruments in respect of such Pledged Subordinated Notes (in form and substance satisfactory to the Collateral Agent) as are prepared by the Company and delivered to the Purchase Contract Agent with respect to the Pledged Subordinated Notes.

                                   ARTICLE VI

                               RIGHTS AND REMEDIES

          SECTION 6.01.  Rights and Remedies of the Collateral Agent

          (a) In addition to the rights and remedies specified in Section 4.07 hereof or otherwise available at law or in equity, after an event of default hereunder, the Collateral Agent shall have all of the rights and remedies with respect to the Collateral of a secured party under the UCC (whether or not the UCC is in effect in the jurisdiction where the rights and remedies are asserted) and the TRADES Regulations and such additional rights and remedies to which a secured party is entitled under the laws in effect in any jurisdiction where any rights and remedies hereunder may be asserted. Without limiting the generality of the foregoing, such remedies may include, to the extent permitted by applicable law, (i) retention of the Pledged Subordinated Notes, Pledged Treasury Securities or the applicable Pledged Applicable Ownership Interests in full satisfaction of the Holders' obligations under the Purchase Contracts and the Purchase Contract Agreement or (ii) sale of the Pledged Subordinated Notes, Pledged Treasury Securities or the applicable Pledged Applicable Ownership Interests in one or more public or private sales and application of the proceeds in full satisfaction of the Holders' obligations under the Purchase Contracts and the Purchase Contract Agreement shall be deemed to have been satisfied in full.

          (b) Without limiting any rights or powers otherwise granted by this Agreement to the Collateral Agent, in the event the Collateral Agent is unable to make payments to the Company on account of the applicable Pledged Applicable Ownership Interests, or on account of principal payments of any Pledged Treasury Securities as provided in Article III hereof, in satisfaction of the Obligations of the Holder of the Units of which such applicable Pledged Applicable Ownership Interests or such Pledged Treasury Securities, as applicable, are a part under the related Purchase Contracts, the inability to make such payments shall constitute an event of default hereunder and the Collateral Agent shall have and may exercise, with reference to such Pledged Treasury Securities or Pledged Applicable Ownership Interests, as applicable, and such obligations as such Holder any and all of the rights and remedies available to a secured party under the UCC and the TRADES Regulations after default by a debtor, and as otherwise granted herein or under any other law.

          (c) Without limiting any rights or powers otherwise granted by this Agreement to the Collateral Agent, the Collateral Agent is hereby irrevocably authorized to receive and collect all payments of (i) the principal amount of the Pledged Subordinated Notes, (ii) the principal amount of the Pledged Treasury Securities and (iii) the principal amount of the Pledged Applicable Ownership Interests, subject, in each case, to the provisions of Article III hereof, and as otherwise granted herein.

          (d) The Purchase Contract Agent individually and as attorney-in-fact for each Holder of Units in the event such Holder becomes the Holder of the Treasury Units, agrees that, from time to time, upon the written request of the Collateral Agent or the Purchase Contract Agent, such Holder shall execute and deliver such further documents and do such other acts and things as the Collateral Agent may reasonably request in order to maintain the Pledge, and the perfection and priority thereof, and to confirm the rights of the Collateral Agent hereunder. The Purchase Contract Agent shall have no liability to any Holder for executing any documents or taking any such acts requested by the Collateral Agent hereunder, except for liability for its own grossly negligent acts, its own grossly negligent failure to act or its own willful misconduct.

          SECTION 6.02.  Special Event Redemption

          Upon the occurrence of a Special Event Redemption while Subordinated Notes are still credited to the Collateral Account, the Collateral Agent is hereby authorized to present the Pledged Subordinated Notes for payment as may be required by their respective terms and to direct the Indenture Trustee to remit the Redemption Price to the Securities Intermediary for credit to the Collateral Account, on or prior to 12:30 p.m., New York City time on such Special Event Redemption Date, by federal funds check or wire transfer of immediately available funds. Upon receipt of such funds, the Pledged Subordinated Notes shall be released from the Collateral Account and promptly transferred to the Company. Upon the crediting of such funds to the Collateral Account, the Collateral Agent, at the written direction of the Company, shall instruct the Securities Intermediary to (a) apply an amount equal to the Redemption Amount of such funds to purchase the Treasury Portfolio from the Quotation Agent, (b) credit to the Collateral Account the Applicable Ownership Interests specified in clause (i) of the definition of such term and (c) promptly remit the remaining portion of such funds, if any, to the Purchase Contract Agent for payment to the Holders of Corporate Units, in accordance with their respective interests.

          SECTION 6.03.  Successful Initial Remarketing

          In the event of a Successful Remarketing prior to the Final Remarketing Date, the Collateral Agent shall, at the direction of the Company, instruct the Securities Intermediary to (a) Transfer the Pledged Subordinated Notes to the Remarketing Agent upon confirmation of deposit by the Remarketing Agent of the Proceeds of such Successful Remarketing (after deducting any Remarketing Fee) in the Collateral Account, (b) apply an amount equal to the Treasury Portfolio Purchase Price to purchase from the Quotation Agent the Treasury Portfolio, (c) credit the Applicable Ownership Interests specified in clause (i) of the definition of such term to the Collateral Account, and (d) promptly remit the remaining portion of such Proceeds to the Purchase Contract Agent for payment to the Holders of Corporate Units, in accordance with their respective interests. With respect to Separate Subordinated Notes, any Proceeds of such Remarketing (after deducting any Remarketing Fee) attributable to the Separate Subordinated Notes will be remitted to the Custodial Agent for payment to the holders of Separate Subordinated Notes. The Pledged Applicable Ownership Interests thus credited to the Collateral Account will secure the obligation of all Holders of Corporate Units to purchase Common Stock of the Company under the Purchase Contracts constituting a part of such Corporate Units, in substitution for the Pledged Subordinated Notes, which shall be released from the Collateral Account. In the event of a Failed Final Remarketing, the Pledged Subordinated Notes shall remain credited to the Collateral Account and Section 4.07 shall apply.

          SECTION 6.04.  Substitutions

          Whenever a Holder has the right to substitute Treasury Securities, Subordinated Notes or security entitlements for any of them or the appropriate Applicable Ownership Interest (as defined in clause (i) of the definition of such term) in the Treasury Portfolio, as the case may be, for financial assets held in the Collateral Account, such substitution shall not constitute a novation of the security interest created hereby.

                                   ARTICLE VII

                    REPRESENTATIONS AND WARRANTIES; COVENANTS

          SECTION 7.01.  Representations and Warranties

          Each Holder from time to time, acting through the Purchase Contract Agent as attorney-in-fact (it being understood that the Purchase Contract Agent shall not be liable for any representation or warranty made by or on behalf of a Holder), hereby represents and warrants to the Collateral Agent (with respect to such Holder's interest in the Collateral), which representations and warranties shall be deemed repeated on each day a Holder Transfers Collateral, that:

          (a) such Holder has the power to grant a security interest in and lien on the Collateral;

          (b) such Holder is the sole beneficial owner of the Collateral and, in the case of Collateral delivered in physical form, is the sole holder of such Collateral and is the sole beneficial owner of, or has the right to Transfer, the Collateral it Transfers to the Collateral Agent for credit to the Collateral Account, free and clear of any security interest, lien, encumbrance, call, liability to pay money or other restriction other than the security interest and lien granted under Article II hereof;

          (c) upon the Transfer of the Collateral to the Collateral Agent for credit to the Collateral Account, the Collateral Agent, for the benefit of the Company, will have a valid and perfected first priority security interest therein (assuming that any central clearing operation or any securities intermediary or other entity not within the control of the Holder involved in the Transfer of the Collateral, including the Collateral Agent and the Securities Intermediary, gives the notices and takes the action required of it hereunder and under applicable law for perfection of that interest and assuming the establishment and exercise of control pursuant to
Section 2.02 hereof); and

          (d) the execution and performance by the Holder of its obligations under this Agreement will not result in the creation of any security interest, lien or other encumbrance on the Collateral other than the security interest and lien granted under Article II hereof or violate any provision of any existing law or regulation applicable to it or of any mortgage, charge, pledge, indenture, contract or undertaking to which it is a party or which is binding on it or any of its assets.

          SECTION 7.02.  Covenants

          The Holders from time to time, acting through the Purchase Contract Agent as their attorney-in-fact (it being understood that the Purchase Contract Agent shall not be liable for any covenant made by or on behalf of a Holder), hereby covenant to the Collateral Agent that for so long as the Collateral remains subject to the Pledge:

          (a) neither the Purchase Contract Agent nor such Holders will create or purport to create or allow to subsist any mortgage, charge, lien, pledge or any other security interest whatsoever over the Collateral or any part of it other than pursuant to this Agreement; and

          (b) neither the Purchase Contract Agent nor such Holders will sell or otherwise dispose (or attempt to dispose) of the Collateral or any part of it except for the beneficial interest therein, subject to the Pledge hereunder, transferred in connection with the Transfer of the Units.

                                  ARTICLE VIII

          THE COLLATERAL AGENT, THE CUSTODIAL AGENT AND THE SECURITIES
                                  INTERMEDIARY

          It is hereby agreed as follows:

          SECTION 8.01.  Appointment, Powers and Immunities

          The Collateral Agent, the Custodial Agent or Securities Intermediary shall act as agent for the Company hereunder with such powers as are specifically vested in the Collateral Agent, the Custodial Agent or Securities Intermediary, as the case may be, by the terms of this Agreement. Each of the Collateral Agent, the Custodial Agent and Securities Intermediary shall:

          (a) have no duties or responsibilities except those expressly set forth in this Agreement and no implied covenants or obligations shall be inferred from this Agreement against the Collateral Agent, the Custodial Agent and Securities Intermediary, nor shall the Collateral Agent, the Custodial Agent and Securities Intermediary be bound by the provisions of any agreement by any party hereto beyond the specific terms hereof;

          (b) not be responsible for any recitals contained in this Agreement, or in any certificate or other document referred to or provided for in, or received by it under, this Agreement, the Units or the Purchase Contract Agreement, or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement (other than as against the Collateral Agent, the Custodial Agent or Securities Intermediary, as the case may be), the Units, any Collateral or the Purchase Contract Agreement or any other document referred to or provided for herein or therein or for any failure by the Company or any other Person (except the Collateral Agent, the Custodial Agent or Securities Intermediary, as the case may be) to perform any of its obligations hereunder or thereunder or for the perfection, priority or, except as expressly required hereby, maintenance of any security interest created hereunder;

          (c) not be required to initiate or conduct any litigation or collection proceedings hereunder (except pursuant to directions furnished under Section 8.02 hereof, subject to Section 8.08 hereof);

          (d) not be responsible for any action taken or omitted to be taken by it hereunder or under any other document or instrument referred to or provided for herein or in connection herewith or therewith, except for its own gross negligence, bad faith or willful misconduct;

          (e) not be required to advise any party as to selling or retaining, or taking or refraining from taking any action with respect to, any securities or other property deposited hereunder; and

          (f) not be responsible to make or give any presentments, demands for performance, notices of nonperformance, protests, notices of protest, or notice of dishonor in connection with any obligation of evidences of indebtedness held thereunder as Collateral.

          Subject to the foregoing, during the term of this Agreement, the Collateral Agent, the Custodial Agent and the Securities Intermediary shall take all reasonable action in connection with the safekeeping and preservation of the Collateral hereunder as determined by industry standards.

          No provision of this Agreement shall require the Collateral Agent, Custodial Agent or Securities Intermediary to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder. In no event shall the Collateral Agent, Custodial Agent or Securities Intermediary be liable for any amount in excess of the Value of the Collateral. Notwithstanding the foregoing, the Collateral Agent, the Custodial Agent and the Securities Intermediary, each in its own individual capacity, hereby waive any right of setoff, bankers liens, liens or perfection rights as Securities Intermediary or any counterclaim with respect to any of the Collateral.

          SECTION 8.02.  Instructions of the Company

          The Company shall have the right, by one or more instruments in writing executed and delivered to the Collateral Agent, the Custodial Agent or the Securities Intermediary, as the case may be, to direct the time, method and place of conducting any proceeding for the realization of any right or remedy available to the Collateral Agent, or of exercising any power conferred on the Collateral Agent, the Custodial Agent or the Securities Intermediary, as the case may be, or to direct the taking or refraining from taking of any action authorized by this Agreement; provided, however, that (a) such direction shall not conflict with the provisions of any law or of this Agreement or involve the Collateral Agent in personal liability and (b) the Collateral Agent, the Custodial Agent or the Securities Intermediary, as the case may be, shall be indemnified to its satisfaction as provided herein. Nothing contained in this Section 8.02 shall impair the right of the Collateral Agent in its discretion to take any action or omit to take any action which it deems proper and which is not inconsistent with such direction.

          SECTION 8.03.  Reliance by Collateral Agent and Securities
Intermediary

          Each of the Securities Intermediary, the Custodial Agent and the Collateral Agent shall be entitled conclusively to rely upon any certification, order, judgment, opinion, notice or other written communication (including, without limitation, any thereof by e-mail or similar electronic means, telecopy, telex or facsimile) reasonably believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons (without being required to determine the correctness of any fact stated therein) and consult with and conclusively rely upon advice, opinions and statements of legal counsel and other experts selected by the Collateral Agent, the Custodial Agent or the Securities Intermediary, as the case may be. As to any matters not expressly provided for by this Agreement, the Collateral Agent, the Custodial Agent and the Securities Intermediary shall in all cases be fully protected in acting, or in refraining from acting, hereunder in accordance with instructions given by the Company in accordance with this Agreement.

          SECTION 8.04.  Certain Rights

          (a) Whenever in the administration of the provisions of this Agreement the Collateral Agent, the Custodial Agent or the Securities Intermediary shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering any action to be taken hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of gross negligence, bad faith or willful misconduct on the part of the Collateral Agent, the Custodial Agent or the Securities Intermediary, be deemed to be conclusively proved and established by a certificate signed by one of the Company's officers, and delivered to the Collateral Agent, the Custodial Agent or the Securities Intermediary and such certificate, in the absence of gross negligence, bad faith or willful misconduct on the part of the Collateral Agent, the Custodial Agent or the Securities Intermediary, shall be full warrant to the Collateral Agent, the Custodial Agent or the Securities Intermediary for any action taken, suffered or omitted by it under the provisions of this Agreement upon the faith thereof.

          (b) The Collateral Agent, the Custodial Agent or the Securities Intermediary shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, entitlement order, approval or other paper or document.

          SECTION 8.05. Merger, Conversion, Consolidation or Succession to Business

          Any corporation into which the Collateral Agent, the Custodial Agent or the Securities Intermediary may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Collateral Agent, the Custodial Agent or the Securities Intermediary shall be a party, or any corporation succeeding to the business of the Collateral Agent, the Custodial Agent or the Securities Intermediary shall be the successor of the Collateral Agent, the Custodial Agent or the Securities Intermediary hereunder without the execution or filing of any paper with any party hereto or any further act on the part of any of the parties hereto except where an instrument of transfer or assignment is required by law to effect such succession, anything herein to the contrary notwithstanding.

          SECTION 8.06.  Rights in Other Capacities

          The Collateral Agent, the Custodial Agent and the Securities Intermediary and their affiliates may (without having to account therefor to the Company) accept deposits from, lend money to, make their investments in and generally engage in any kind of banking, trust or other business with the Purchase Contract Agent, any other Person interested herein and any Holder of Units (and any of their respective subsidiaries or affiliates) as if it were not acting as the Collateral Agent, the Custodial Agent or the Securities Intermediary, as the case may be, and the Collateral Agent, the Custodial Agent, the Securities Intermediary and their affiliates may accept fees and other consideration from the Purchase Contract Agent and any Holder of Units without having to account for the same to the Company; provided that each of the Securities Intermediary, the Custodial Agent and the Collateral Agent covenants and agrees with the Company that it shall not accept, receive or permit there to be created in favor of itself and shall take no affirmative action to permit there to be created in favor of any other Person, any security interest, lien or other encumbrance of any kind in or upon the Collateral other than the lien created by the Pledge and the Collateral shall be segregated on the books and records of the Collateral Agent and not commingled with any other assets of such Person.

          SECTION 8.07. Non-reliance on Collateral Agent, the Custodial Agent and Securities Intermediary

          None of the Securities Intermediary, the Custodial Agent or the Collateral Agent shall be required to keep itself informed as to the performance or observance by the Purchase Contract Agent or any Holder of Units of this Agreement, the Purchase Contract Agreement, the Units or any other document referred to or provided for herein or therein or to inspect the properties or books of the Purchase Contract Agent or any Holder of Units. None of the Collateral Agent, the Custodial Agent or the Securities Intermediary shall have any duty or responsibility to provide the Company with any credit or other information concerning the affairs, financial condition or business of the Purchase Contract Agent or any Holder of Units (or any of their respective affiliates) that may come into the possession of the Collateral Agent, the Custodial Agent or the Securities Intermediary or any of their respective affiliates.

          SECTION 8.08.  Compensation and Indemnity

          The Company agrees to:

          (a) pay the Collateral Agent, the Custodial Agent and the Securities Intermediary from time to time such compensation as shall be agreed in writing between the Company and the

Collateral Agent, the Custodial Agent or the Securities Intermediary, as the case may be, for all services rendered by them hereunder;

          (b) indemnify, defend and hold harmless the Collateral Agent, the Custodial Agent, the Securities Intermediary and each of their respective directors, officers, agents and employees (collectively, the "Indemnitees"), harmless from and against any and all claims, liabilities, losses, damages, fines, penalties and expenses (including reasonable fees and expenses of counsel) (collectively, "Losses" and individually, a "Loss") that may be imposed on, reasonably incurred by, or asserted against, the Indemnitees or any of them for following any instructions or other directions upon which any of the Indemnitees is entitled to rely pursuant to the terms of this Agreement, provided that such Indemnitee has not acted with gross negligence or bad faith or engaged in willful misconduct with respect to the specific Loss against which indemnification is sought; and

          (c) in addition to and not in limitation of paragraph (b) immediately above, indemnify and hold the Indemnitees and each of them harmless from and against any and all Losses that may be imposed on, incurred by or asserted against, the Indemnitees or any of them in connection with or arising out of the Collateral Agent's, the Custodial Agent's or the Securities Intermediary's acceptance, performance or exercise of its rights, powers and duties under this Agreement, provided the Collateral Agent, the Custodial Agent or the Securities Intermediary, as the case may be, has not acted with gross negligence or bad faith or engaged in willful misconduct with respect to the specific Loss against which indemnification is sought.

          The provisions of this Section and Section 10.07 shall survive the resignation or removal of the Collateral Agent, Custodial Agent or Securities Intermediary and the termination of this Agreement.

          SECTION 8.09.  Failure to Act

          In the event of any ambiguity in the provisions of this Agreement or any dispute between or conflicting claims by or among the parties hereto or any other Person with respect to any funds or property deposited hereunder, then at its sole option, each of the Collateral Agent, the Custodial Agent and the Securities Intermediary shall be entitled, after prompt notice to the Company and the Purchase Contract Agent, to refuse to comply with any and all claims, demands or instructions with respect to such property or funds so long as such dispute or conflict shall continue, and the Collateral Agent, the Custodial Agent and the Securities Intermediary shall not be or become liable in any way to any of the parties hereto for its failure or refusal to comply with such conflicting claims, demands or instructions. The Collateral Agent, the Custodial Agent and the Securities Intermediary shall be entitled to refuse to act until either:

          (a) such conflicting or adverse claims or demands shall have been finally determined by a court of competent jurisdiction or settled by agreement between the conflicting parties as evidenced in a writing satisfactory to the Collateral Agent, the Custodial Agent or the Securities Intermediary, as the case may be, or

          (b) the Collateral Agent, the Custodial Agent or the Securities Intermediary, as the case may be, shall have received security or an indemnity satisfactory to it sufficient to save it harmless from and against any and all loss, liability or reasonable out-of-pocket expense which it may incur by reason of its acting at the expense of the Company.

          The Collateral Agent, the Custodial Agent and the Securities Intermediary may in addition elect to commence an interpleader action or seek other judicial relief or orders as the Collateral Agent, the Custodial Agent or the Securities Intermediary may deem necessary. Notwithstanding anything contained herein to the contrary, none of the Collateral Agent, the Custodial Agent or the Securities Intermediary shall be required to take any action that is in its opinion contrary to law or to the terms of this Agreement, or which would in its opinion subject it or any of its officers, employees or directors to liability.

          SECTION 8.10. Resignation of Collateral Agent, the Custodial Agent and Securities Intermediary

          Subject to the appointment and acceptance of a successor Collateral Agent, Custodial Agent or Securities Intermediary as provided below:

          (a) the Collateral Agent, the Custodial Agent and the Securities Intermediary may resign at any time by giving notice thereof to the Company and the Purchase Contract Agent as attorney-in-fact for the Holders of Units;

          (b) the Collateral Agent, the Custodial Agent and the Securities Intermediary may be removed at any time by the Company; and

          (c) if the Collateral Agent, the Custodial Agent or the Securities Intermediary fails to perform any of its material obligations hereunder in any material respect for a period of not less than 20 days after receiving written notice of such failure by the Purchase Contract Agent and such failure shall be continuing, the Collateral Agent, the Custodial Agent and the Securities Intermediary may be removed by the Purchase Contract Agent, acting at the direction of the Holders of a majority of the Units.

          The Purchase Contract Agent shall promptly notify the Company of any removal of the Collateral Agent, the Custodial Agent or the Securities Intermediary pursuant to clause (c) of this Section 8.10. Upon any such resignation or removal, the Company shall have the right to appoint a successor Collateral Agent, Custodial Agent or Securities Intermediary, as the case may be, which shall not be an Affiliate of the Purchase Contract Agent. If no successor Collateral Agent, Custodial Agent or Securities Intermediary, as the case may be, shall have been so appointed and shall have accepted such appointment within 30 days after the retiring Collateral Agent's, Custodial Agent's or Securities Intermediary's giving of notice of resignation or the Company's or the Purchase Contract Agent's giving notice of such removal, then the retiring or removed Collateral Agent, Custodial Agent or Securities Intermediary may petition any court of competent jurisdiction, at the expense of the Company, for the appointment of a successor Collateral Agent, Custodial Agent or Securities Intermediary, as the case may be. The Collateral Agent, the Custodial Agent and the Securities Intermediary shall each be a bank or a national banking association which has an office (or an agency office) in New York City with a combined capital and surplus of at least $50,000,000. Upon the acceptance of any appointment as Collateral Agent, Custodial Agent or Securities Intermediary hereunder, as the case may be, by a successor Collateral Agent, Custodial Agent or Securities Intermediary, as the case may be, such successor Collateral Agent, Custodial Agent or Securities Intermediary, as the case may be, shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Agent, Custodial Agent or Securities Intermediary, as the case may be, and the retiring Collateral Agent, Custodial Agent or Securities Intermediary, as the case may be, shall take all appropriate action, subject to payment of any amounts then due and payable to it hereunder, to transfer any money and property held by it hereunder (including the Collateral) to such successor. The retiring Collateral Agent, Custodial Agent or Securities Intermediary shall, upon such succession, be discharged from its duties and obligations as Collateral Agent, Custodial Agent or Securities Intermediary hereunder. After any retiring Collateral Agent's, Custodial Agent's or Securities Intermediary's resignation hereunder as Collateral Agent, Custodial Agent or Securities Intermediary, the provisions of this Article VIII shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Collateral Agent, Custodial Agent or Securities Intermediary. Any resignation or removal of the Collateral Agent, Custodial Agent or Securities Intermediary hereunder, at a time when such Person is acting as the Collateral Agent, Custodial Agent or Securities Intermediary, shall be deemed for all purposes of this Agreement as the simultaneous resignation or removal of the Collateral Agent, Securities Intermediary or Custodial Agent, as the case may be.

          (d) [To be used if SunTrust Bank is the Collateral Agent] Since SunTrust Bank is serving as the Collateral Agent hereunder and the Purchase Contract Agent under the Purchase Contract Agreement, if an event of default (other than an event of default occurring as a result of a Failed Final Remarketing) occurs hereunder or under the Purchase Contract Agreement, SunTrust Bank will resign as the Collateral Agent, but continue to act as the Purchase Contract Agent. A successor Collateral Agent will be appointed in accordance with the terms hereof.

          SECTION 8.11.  Right to Appoint Agent or Advisor

          The Collateral Agent shall have the right to appoint agents or advisors in connection with any of its duties hereunder, and the Collateral Agent shall not be liable for any action taken or omitted by, or in reliance upon the advice of, such agents or advisors selected in good faith. The appointment of agents pursuant to this Section 8.11 shall be subject to prior written consent of the Company, which consent shall not be unreasonably withheld.

          SECTION 8.12.  Survival

          The provisions of this Article VIII shall survive termination of this Agreement and the resignation or removal of the Collateral Agent, the Custodial Agent or the Securities Intermediary.

          SECTION 8.13.  Exculpation

          Anything contained in this Agreement to the contrary notwithstanding, in no event shall the Collateral Agent, the Custodial Agent or the Securities Intermediary or their officers, directors, employees or agents be liable under this Agreement to the Company or any third party for indirect, special, punitive, or consequential loss or damage of any kind whatsoever, including, but not limited to, lost profits, whether or not the likelihood of such loss or damage was known to the Collateral Agent, the Custodial Agent or the Securities Intermediary, or any of them and regardless of the form of action.

                                   ARTICLE IX

                                    AMENDMENT

          SECTION 9.01.  Amendment Without Consent of Holders

          Without the consent of any Holders, the Company, when authorized by a Board Resolution, the Collateral Agent, the Custodial Agent, the Securities Intermediary and the Purchase Contract Agent, at any time and from time to time, may amend this Agreement, in form satisfactory to the Company, the Collateral Agent, the Custodial Agent, the Securities Intermediary and the Purchase Contract Agent, to:

          (a) evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company;

          (b) evidence and provide for the acceptance of appointment hereunder by a successor Collateral Agent, Custodial Agent, Securities Intermediary or Purchase Contract Agent;

          (c) add to the covenants of the Company for the benefit of the Holders, or surrender any right or power herein conferred upon the Company, provided that such covenants or such surrender do not adversely affect the validity, perfection or priority of the security interests granted or created hereunder; or

          (d) cure any ambiguity (or formal defect), correct or supplement any provisions herein which may be inconsistent with any other such provisions herein, or make any other provisions with respect to such matters or questions arising under this Agreement, provided that such action shall not adversely affect the interests of the Holders in any material respect.

          SECTION 9.02.  Amendment with Consent of Holders

          With the consent of the Holders of not less than a majority of the Purchase Contracts at the time outstanding, including, without limitation, the consent of the Holders obtained in connection with a tender or an exchange offer, by Act of such Holders delivered to the Company, the Purchase Contract Agent, the Custodial Agent, the Securities Intermediary and the Collateral Agent, as the case may be, the Company, when duly authorized by a Board Resolution, the Purchase Contract Agent, the Collateral Agent, the Securities Intermediary and the Collateral Agent may amend this Agreement for the purpose of modifying in any manner the provisions of this Agreement or the rights of the Holders in respect of the Units; provided, however, that no such supplemental agreement shall, without the unanimous consent of the Holders of each Outstanding Unit adversely affected thereby in any material respect:

          (a) change the amount or type of Collateral underlying a Unit (except for the rights of holders of Corporate Units to substitute the Treasury Securities for the Pledged Subordinated Notes or the Pledged Applicable Ownership Interests, as the case may be, or the rights of Holders of Treasury Units to substitute Subordinated Notes or the Applicable Ownership

Interests (as specified in clause (i) of the definition of such term) in the Treasury Portfolio, as applicable, for the Pledged Treasury Securities), unless such change is not adverse to the Holders, impair the right of the Holder of any Unit to receive distributions on the underlying Collateral or otherwise adversely affect the Holder's rights in or to such Collateral; or

          (b) otherwise effect any action that would require the consent of the Holder of each Outstanding Unit affected thereby pursuant to the Purchase Contract Agreement if such action were effected by a modification or amendment of the provisions of the Purchase Contract Agreement; or

          (c) reduce the percentage of Purchase Contracts the consent of whose Holders is required for any such amendment;

          provided that if any amendment or proposal referred to above would adversely affect only the Corporate Units or only the Treasury Units, then only the affected class of Holders as of the record date for the Holders entitled to vote thereon will be entitled to vote on such amendment or proposal, and such amendment or proposal shall not be effective except with the consent of the Holders of not less than a majority of such class; provided, further, that the unanimous consent of the Holders of each outstanding Purchase Contract of such class affected thereby shall be required to approve any amendment or proposal specified in clauses (a) through (c) above. It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such Act shall approve the substance thereof.

          SECTION 9.03.  Execution of Amendments

          In executing any amendment permitted by this Article, the Collateral Agent, the Custodial Agent, the Securities Intermediary and the Purchase Contract Agent shall be entitled to receive and (subject to Section 6.01 hereof, with respect to the Collateral Agent, and Section 7.01 of the Purchase Contract Agreement with respect to the Purchase Contract Agent) shall be fully authorized and protected in relying upon, an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and that all conditions precedent, if any, to the execution and delivery of such amendment have been satisfied. The Collateral Agent, Custodial Agent, Securities Intermediary and Purchase Contract Agent may, but shall not be obligated to, enter into any such amendment which affects their own respective rights, duties or immunities under this Agreement or otherwise. All amendments must be in writing, signed by all parties to this Agreement.

          SECTION 9.04.  Effect of Amendments

          Upon the execution of any amendment under this Article, this Agreement shall be modified in accordance therewith, and such amendment shall form a part of this Agreement for all purposes; and every Holder of Certificates theretofore or thereafter authenticated, executed on behalf of the Holders and delivered under the Purchase Contract Agreement shall be bound thereby.

          SECTION 9.05.  Reference of Amendments

          Certificates authenticated, executed on behalf of the Holders and delivered after the execution of any amendment pursuant to this Section may, and shall if required by the Collateral Agent or the Purchase Contract Agent, bear a notation in form approved by the Purchase Contract Agent and the Collateral Agent as to any matter provided for in such amendment. If the Company shall so determine, new Certificates so modified as to conform, in the opinion of the Collateral Agent, the Purchase Contract Agent and the Company, to any such amendment may be prepared and executed by the Company and authenticated, executed on behalf of the Holders and delivered by the Purchase Contract Agent in accordance with the Purchase Contract Agreement in exchange for Certificates representing Outstanding Units.

                                    ARTICLE X

                                  MISCELLANEOUS

          SECTION 10.01. No Waiver

          To the extent permitted by law, no failure on the part of the Company, the Collateral Agent, the Custodial Agent, the Securities Intermediary or any of their respective agents to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the Company, the Collateral Agent, the Custodial Agent, the Securities Intermediary or any of their respective agents of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein are cumulative and are not exclusive of any remedies provided by law.

          SECTION 10.02. Governing Law; Submission to Jurisdiction

          THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW PROVISIONS THEREOF. Without limiting the foregoing, the above choice of law is expressly agreed to by the Company, the Securities Intermediary, the Custodial Agent, the Collateral Agent and the Holders from time to time acting through the Purchase Contract Agent, as their attorney in fact, in connection with the establishment and maintenance of the Collateral Account. The Company, the Collateral Agent, the Custodial Agent, the Securities Intermediary and the Holders from time to time of the Units, acting through the Purchase Contract Agent as their attorney-in-fact, hereby submit to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York state court sitting in New York City for the purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. The Company, the Collateral Agent, the Custodial Agent, the Securities Intermediary and the Holders from time to time of the Units, acting through the Purchase Contract Agent as their attorney-in-fact, irrevocably waive, to the fullest extent permitted by applicable law, any objection which they may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

          SECTION 10.03. Notices

          All notices, requests, consents and other communications provided for herein (including, without limitation, any modifications of, or waivers or consents under, this Agreement) shall be given or made in writing (including, without limitation, by telecopy) delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof (or in the case of Holders, may be made and deemed given as provided in Section 1.05 and 1.06 of the Purchase Contract Agreement) or, as to any party, at such other address as shall be designated by such party in a notice to the other parties. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid (except as aforesaid).

          SECTION 10.04. Successors and Assigns

          This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the Company, the Collateral Agent, the Custodial Agent, the Securities Intermediary and the Purchase Contract Agent, and the Holders from time to time of the Units, by their acceptance of the same, shall be deemed to have agreed to be bound by the provisions hereof and to have ratified the agreements of, and the grant of the Pledge hereunder by, the Purchase Contract Agent.

          SECTION 10.05. Counterparts

          This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

          SECTION 10.06. Severability

          If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in order to carry out the intentions of the parties hereto as nearly as may be possible and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

          SECTION 10.07. EXPENSES, ETC.

          The Company agrees to reimburse the Collateral Agent, the Custodial Agent and the Securities Intermediary for: (a) all reasonable costs and expenses of the Collateral Agent, the Custodial Agent and the Securities Intermediary (including, without limitation, the reasonable fees and expenses of counsel to the Collateral Agent, the Custodial Agent and the Securities Intermediary), reasonably incurred in connection with (i) the negotiation, preparation, execution and delivery or performance of this Agreement and (ii) any modification, supplement or waiver of any of the terms of this Agreement; (b) all reasonable costs and expenses of the Collateral Agent, the Custodial Agent and the Securities Intermediary (including, without limitation, reasonable fees and expenses of counsel) reasonably incurred in connection with (i) any enforcement or proceedings resulting or incurred in connection with causing any Holder of Units to satisfy its obligations under the Purchase Contracts forming a part of the Units and (ii) the enforcement of this Section 10.7; and (c) all transfer, stamp, documentary or other similar taxes, assessments or charges levied by any governmental or revenue authority in respect of this Agreement or any other document referred to herein and all costs, expenses, taxes, assessments and other charges reasonably incurred in connection with any filing, registration, recording or perfection of any security interest contemplated hereby; (d) all reasonable fees and expenses of any agent or advisor appointed by the Collateral Agent and consented to by the Company under Section 8.11 of this Agreement, (e) any out-of-pocket costs and expenses reasonably incurred by the Collateral Agent, the Custodial Agent, and the Securities Intermediary in connection with the exercise of their rights or performance of their obligations and duties under Section 8.10 hereof; and
(f) any other reasonable out-of-pocket costs and expenses reasonably incurred by the Collateral Agent, the Custodial Agent and the Securities Intermediary in connection with the performance of their duties hereunder.

          SECTION 10.08. Security Interest Absolute

          All rights of the Collateral Agent and security interests hereunder, and all obligations of the Holders from time to time hereunder, shall be absolute and unconditional irrespective of:

          (a) any lack of validity or enforceability of any provision of the Purchase Contracts or the Units or any other agreement or instrument relating thereto;

          (b) any change in the time, manner or place of payment of, or any other term of, or any increase in the amount of, all or any of the obligations of Holders of the Units under the related Purchase Contracts, or any other amendment or waiver of any term of, or any consent to any departure from any requirement of, the Purchase Contract Agreement or any Purchase Contract or any other agreement or instrument relating thereto; or

          (c) any other circumstance which might otherwise constitute a defense available to, or discharge of, a borrower, a guarantor or a pledgor.

          SECTION 10.09. Notice of Special Event, Special Event Redemption and Termination Event

          Upon the occurrence of a Special Event, a Special Event Redemption or a Termination Event, the Company shall deliver written notice to the Purchase Contract Agent, the Collateral Agent and the Securities Intermediary. Upon the written request of the Collateral Agent or the Securities Intermediary, the Company shall inform such party whether or not a Special Event, a Special Event Redemption or a Termination Event has occurred.

                       [SIGNATURES ON THE FOLLOWING PAGE]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

ONEOK, INC.                             SUNTRUST BANK, as Purchase Contract
                                        Agent, attorney-in-fact and trustee for
                                        the Holders from time to time of the
                                        Units

By:                                     By:
   ------------------------------------    ------------------------------------
       Name:                                   Name:
       Title:                                  Title:

Address for Notices:                    Address for Notices:

ONEOK, Inc.                             SunTrust Bank
100 West Fifth Street                   25 Park Place
Tulsa, Oklahoma  74603                  24th Floor
Attention: Chief Financial Officer      Atlanta, Georgia  30303
Telecopy: (918) 588-7971                Attention:  Corporate Trust
                                        Administration
                                        Telecopy: (404) 588-7335

_____________________, as Collateral
Agent, Custodial Agent and Securities
Intermediary

By:
   ------------------------------------
       Name:
       Title:

-----------------------------

-----------------------------

-----------------------------

-----------------------------

-----------------------------

EXHIBIT A

                                   INSTRUCTION
                          FROM PURCHASE CONTRACT AGENT
                               TO COLLATERAL AGENT
                          (Creation of Treasury Units)

------------------
Collateral Agent

------------------

------------------

------------------

          Re: _________ Corporate Units of ONEOK, Inc. (the "Company")

          The securities account of __________________, as Collateral Agent, maintained by the Securities Intermediary and designated "__________________, as Collateral Agent of ONEOK, Inc., as pledgee of SunTrust Bank, as the Purchase Contract Agent, attorney-in-fact and trustee for the Holders" (the "Collateral Account")

          Please refer to the Pledge Agreement, dated as of ________ ___, ____ (the "Pledge Agreement"), among the Company, you, as Collateral Agent, as Securities Intermediary and as Custodial Agent and the undersigned, as Purchase Contract Agent, attorney-in-fact and trustee for the holders of Corporate Units from time to time. Capitalized terms used herein but not defined shall have the meaning set forth in the Pledge Agreement.

          We hereby notify you in accordance with Section 4.02 of the Pledge Agreement that the holder of securities named below (the "Holder") has elected to substitute $_________ Value of Treasury Securities or security entitlements with respect thereto in exchange for an equal Value of Pledged Subordinated Notes relating to ________ Corporate Units and has delivered to the undersigned a notice stating that the Holder has Transferred such Treasury Securities or security entitlements with respect thereto to the Securities Intermediary, for credit to the Collateral Account.

          We hereby request that you instruct the Securities Intermediary, upon confirmation that such Treasury Securities or security entitlements thereto have been credited to the Collateral Account, to release to the undersigned an equal Value of Pledged Subordinated Notes in accordance with Section 4.02 of the Pledge Agreement.

Date: SunTrust Bank, as Purchase Contract Agent, attorney-in-fact and trustee for the Holders from time to time of the Units

                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:

Please print name and address of Holder electing to substitute Treasury Securities or security entitlements with respect thereto for the Pledged Subordinated Notes:


---------------------------             ----------------------------------------
Name:                                   Social Security or other Taxpayer
                                        Identification Number, if any

---------------------------
Address

---------------------------

---------------------------

EXHIBIT B

                                   INSTRUCTION
                              FROM COLLATERAL AGENT
                           TO SECURITIES INTERMEDIARY
                          (Creation of Treasury Units)

------------------
as Securities Intermediary

------------------

------------------

------------------

          Re:  _________ Corporate Units of ONEOK, Inc. (the "Company")

          The securities account of ____________________________, as Collateral Agent, maintained by the Securities Intermediary and designated
"____________________________, as Collateral Agent of ONEOK, Inc., as pledgee of ____________________________, as the Purchase Contract Agent, attorney-in-fact and trustee for the Holders" (the "Collateral Account")

          Please refer to the Pledge Agreement, dated as of ________ ___, ____ (the "Pledge Agreement"), among the Company, you, as Collateral Agent, as Securities Intermediary and as Custodial Agent and the undersigned, as Purchase Contract Agent, attorney-in-fact and trustee for the holders of Corporate Units from time to time. Capitalized terms used herein but not defined shall have the meaning set forth in the Pledge Agreement.

          When you have confirmed that $__________ Value of Treasury Securities or security entitlements thereto has been credited to the Collateral Account by or for the benefit of _________, as Holder of Corporate Units (the "Holder"), you are hereby instructed to release from the Collateral Account an equal Value of Pledged Subordinated Notes or security entitlements with respect thereto relating to _____ Corporate Units of the Holder by Transfer to the Purchase Contract Agent.

Dated: _______________________

                                        __________________, as Collateral Agent

                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:

Please print name and address of Holder:


---------------------------             ----------------------------------------
Name:                                   Social Security or other Taxpayer
                                        Identification Number, if any

---------------------------
Address

---------------------------

---------------------------

EXHIBIT C

                                   INSTRUCTION
                          FROM PURCHASE CONTRACT AGENT
                               TO COLLATERAL AGENT
                        (Recreation of Corporate Units )

SunTrust Bank
The Purchase Contract Agent
25 Park Place
24/th/ Floor
Atlanta, Georgia  30303
Attention: Corporate Trust Administration
Telecopy: (404) 588-7335

          Re:  ____________ Treasury Units of ONEOK, Inc. (the "Company")

          Please refer to the Pledge Agreement dated as of ________ ___, ____ (the "Pledge Agreement"), among the Company, you, as Collateral Agent, as Securities Intermediary, as Custodial Agent and the undersigned, as Purchase Contract Agent, attorney-in-fact and trustee for the holders of Treasury Units from time to time. Capitalized terms used herein but not defined shall have the meaning set forth in the Pledge Agreement.

          We hereby notify you in accordance with Section 4.03 of the Pledge Agreement that the holder of securities named below (the "Holder") has elected to substitute $_______ Value of Subordinated Notes or security entitlements with respect thereto in exchange for $__________ Value of Pledged Treasury Securities and has delivered to the undersigned a notice stating that the holder has Transferred such Subordinated Notes or security entitlements with respect thereto to the Securities Intermediary, for credit to the Collateral Account.

          We hereby request that you instruct the Securities Intermediary, upon confirmation that such Subordinated Notes or security entitlements with respect thereto have been credited to the Collateral Account, to release to the undersigned $__________ Value of Treasury Securities or security entitlements with respect thereto related to _____ Treasury Units of such Holder in accordance with Section 4.03 of the Pledge Agreement.

Dated:  _______________________

                                        __________________, as Collateral Agent

                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:

Please print name and address of Holder electing to substitute Subordinated Notes or security entitlements with respect thereto for Pledged Treasury
Securities:


---------------------------             ----------------------------------------
Name:                                   Social Security or other Taxpayer
                                        Identification Number, if any

---------------------------
Address

---------------------------

---------------------------

EXHIBIT D

                                   INSTRUCTION
                              FROM COLLATERAL AGENT
                           TO SECURITIES INTERMEDIARY
                         (Recreation of Corporate Units)

------------------
as Securities Intermediary

------------------

------------------

------------------

          Re:  ___________ Treasury Units of ONEOK, Inc. (the "Company")

          The securities account of __________________, as Collateral Agent, maintained by the Securities Intermediary and designated "__________________, as Collateral Agent of ONEOK, Inc., as pledgee of SunTrust Bank, as the Purchase Contract Agent, attorney-in-fact and trustee for the Holders" (the "Collateral Account")

          Please refer to the Pledge Agreement dated as of ________ ___, ____ (the "Pledge Agreement"), among the Company, you, as Securities Intermediary, Custodial Agent and Collateral Agent and SunTrust Bank, as Purchase Contract Agent, attorney-in-fact and trustee for the holders of Corporate Units from time to time, and the undersigned, as Collateral Agent. Capitalized terms used herein but no defined shall have the meaning set forth in the Pledge Agreement.

          When you have confirmed that $ __________ Value of Subordinated Notes or security entitlements with respect thereto has been credited to the Collateral Account by or for the benefit of ________________, as Holder of Treasury Units (the "Holder"), you are hereby instructed to release from the Collateral Account $ __________ Value of Treasury Securities or security entitlements thereto by Transfer to the Purchase Contract Agent.

Dated:  _______________________

                                        __________________, as Collateral Agent

                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:

Please print name and address of Holder:


---------------------------             ----------------------------------------
Name:                                   Social Security or other Taxpayer
                                        Identification Number, if any

---------------------------
Address

---------------------------

---------------------------

EXHIBIT E

                    NOTICE OF CASH SETTLEMENT FROM COLLATERAL
                        AGENT TO PURCHASE CONTRACT AGENT
                            (Cash Settlement Amounts)

SunTrust Bank
The Purchase Contract Agent
25 Park Place
24/th/ Floor
Atlanta, Georgia  30303
Attention: Corporate Trust Administration
Telecopy: (404) 588-7335

          Re: __________ Corporate Units of ONEOK, Inc. (the "Company") __________ Treasury Units of the Company

          Please refer to the Pledge Agreement dated as of ________ ___, ____ (the "Pledge Agreement"), by and among you, the Company, and SunTrust Bank, as Collateral Agent, Custodial Agent and Securities Intermediary. Unless otherwise defined herein, terms defined in the Pledge Agreement are used herein as defined therein.

          In accordance with Section 4.05(d) of the Pledge Agreement, we hereby notify you that as of 11:00 a.m. (New York City time) on the fourth Business Day immediately preceding ________ ___, ____ (the "Purchase Contract Settlement Date"), we have received (i) $ _______________ in immediately available funds paid in an aggregate amount equal to the Purchase Price due to the Company on the Purchase Contract Settlement Date with respect to ________________ Corporate Units, (ii) $ ___________ in immediately available funds paid in an aggregate amount equal to the Purchase Price due to the Company on the Purchase Contract Settlement Date with respect to ______ Treasury Units and (iii) based on the funds received set forth in clause (i) above, an aggregate principal amount of $_________ of Pledged Subordinated Notes are to be tendered for purchase in the Final Remarketing.

Dated:  _______________________

                                        __________________, as Collateral Agent

                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:

EXHIBIT F

              INSTRUCTION TO CUSTODIAL AGENT REGARDING REMARKETING

------------------
The Custodial Agent

------------------

------------------

------------------

          Re: Subordinated Notes Due ________ ___, ____ of ONEOK, Inc. (the "Company")

          The undersigned hereby notifies you in accordance with Section 4.07(c) of the Pledge Agreement, dated as of ________ ___, ____ (the "Pledge Agreement"), among the Company, you, as Collateral Agent, Custodial Agent and Securities Intermediary and SunTrust Bank, as the Purchase Contract Agent, attorney-in-fact and trustee for the holders of Corporate Units from time to time, that the undersigned elects to deliver $______________ aggregate principal amount of Separate Subordinated Notes for delivery to the Remarketing Agent prior to 5:00 p.m. (New York City time) on the fifth Business Day immediately preceding the [Initial][Final] Remarketing Date for remarketing pursuant to
Section 4.07(c) of the Pledge Agreement. The undersigned will, upon request of the Remarketing Agent, execute and deliver any additional documents deemed by the Remarketing Agent or by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Separate Subordinated Notes tendered hereby. Capitalized terms used herein but not defined shall have the meaning set forth in the Pledge Agreement.

          The undersigned hereby instructs you, upon receipt of the Proceeds of such remarketing from the Remarketing Agent, to deliver such Proceeds to the undersigned in accordance with the instructions indicated herein under "A. Payment Instructions." The undersigned hereby instructs you, in the event of a Failed Remarketing, upon receipt of the Separate Subordinated Notes tendered herewith from the Remarketing Agent, to deliver such Separate Subordinated Notes to the person(s) and the address(es) indicated herein under "B. Delivery Instructions."

          With this notice, the undersigned hereby (i) represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Separate Subordinated Notes tendered hereby and that the undersigned is the record owner of any Subordinated Notes tendered herewith in physical form or a participant in The Depositary Trust Company ("DTC") and the beneficial owner of any Subordinated Notes tendered herewith by book-entry transfer to your account at DTC, (ii) agrees to be bound by the terms and conditions of Section 4.07(c) of the Pledge Agreement and (iii) acknowledges and agrees that after 5:00 p.m. (New York City time) on the fifth Business Day immediately preceding the [Initial][Final] Remarketing Date, such election shall become an irrevocable election to have such Separate Subordinated Notes remarketed in the Remarketing, and that the Separate Subordinated Notes tendered herewith will only be returned in the event of a Failed Remarketing.

Dated: ____________________

                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:
                                        Signature Guarantee:
                                                            --------------------


---------------------------             ----------------------------------------
Name:                                   Social Security or other Taxpayer
                                        Identification Number, if any

---------------------------
Address

---------------------------

---------------------------

A.   PAYMENT INSTRUCTIONS

Proceeds of the remarketing should be paid by check in the name of the person(s) set forth below and mailed to the address set forth below.

Name(s)

(Please Print)
Address

(Please Print)

(Zip Code)

(Tax Identification or Social Security Number)

B.   DELIVERY INSTRUCTIONS

In the event of a Failed Final Remarketing, Subordinated Notes which are in physical form should be delivered to the person(s) set forth below and mailed to the address set forth below.

Name(s)

(Please Print)
Address

(Please Print)

(Zip Code)

(Tax Identification or Social Security Number)

In the event of a failed final remarketing, Subordinated Notes which are in book-entry form should be credited to the account at The Depository Trust Company set forth below.

------------------
DTC Account Number

Name of Account Party:___________________________

EXHIBIT G

                    INSTRUCTION TO CUSTODIAL AGENT REGARDING
                           WITHDRAWAL FROM REMARKETING

------------------
The Custodial Agent

------------------

------------------

------------------

          Re: Subordinated Notes Due ________ ___, ____ of ONEOK, Inc. (the "Company")

          The undersigned hereby notifies you in accordance with Section 4.07(c) of the Pledge Agreement, dated as of ________ ___, ____ (the "Pledge Agreement"), among the Company and you, as Collateral Agent, Custodial Agent and Securities Intermediary, and SunTrust Bank, as Purchase Contract Agent, attorney-in-fact and trustee for the holders of Corporate Units from time to time, that the undersigned elects to withdraw the $_________ aggregate principal amount of Separate Subordinated Notes delivered to the Collateral Agent on _________, _____ for remarketing pursuant to Section 4.07(c) of the Pledge Agreement. The undersigned hereby instructs you to return such Subordinated Notes to the undersigned in accordance with the undersigned's instructions. With this notice, the Undersigned hereby agrees to be bound by the terms and conditions of Section 4.07(c) of the Pledge Agreement. Capitalized terms used herein but not defined shall have the meaning set forth in the Pledge Agreement.

Dated: ____________________

                                        By:
                                           ------------------------------
                                        Name:
                                        Title:
                                        Signature Guarantee:
                                                            --------------------


---------------------------             ----------------------------------------
Name:                                   Social Security or other Taxpayer
                                        Identification Number, if any

---------------------------
Address

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